UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2017

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	3.0%
Bayer AG	2.9%
Honeywell International, Inc.	2.5%
Nestle S.A.	2.5%
Accenture PLC, “A”	2.4%
Visa, Inc., “A”	2.4%
Medtronic PLC	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
Stryker Corp.	2.1%
Diageo PLC	2.1%

Equity sectors
Health Care	18.6%
Consumer Staples	18.1%
Financial Services	13.0%
Leisure	8.8%
Industrial Goods & Services	8.2%
Basic Materials	7.1%
Technology	6.3%
Special Products & Services	6.1%
Transportation	5.7%
Retailing	5.2%
Autos & Housing	1.1%
Energy	1.0%

Issuer country weightings (x)
United States	54.3%
France	9.0%
United Kingdom	8.6%
Switzerland	8.4%
Germany	6.7%
Netherlands	2.4%
Sweden	2.1%
Canada	1.6%
Japan	1.4%
Other Countries	5.5%

Currency exposure weightings (y)
United States Dollar	56.9%
Euro	19.5%
British Pound Sterling	8.6%
Swiss Franc	8.4%
Swedish Krona	2.1%
Japanese Yen	1.4%
South Korean Won	1.0%
Danish Krone	0.8%
Brazilian Real	0.6%
Other Currencies	0.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2017, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of 22.28%, at net asset value. This compares with a return of 22.77% for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

4

Management Review – continued

Detractors from Performance

Weak stock selection in the leisure sector was a primary factor that detracted from performance relative to the MSCI World Index. Within this sector, an overweight position in advertising and marketing firm WPP Group (United Kingdom) held back relative results after the company reported disappointing organic net sales growth results and a cut in management’s outlook for 2017.

An underweight position in the technology sector further weighed on relative returns. Here, not holding strong-performing computer and personal electronics maker Apple hurt relative returns. Shares of Apple advanced during the reporting period on the back of well anticipated new product launches, including the iPhone 8, iPhone 8 Plus and iPhone X. Additionally, the company’s Services segment posted strong revenue growth, earlier in the reporting period, which also strengthened the stock.

An overweight allocation to the consumer staples sector hindered relative performance. Stock selection within this sector also had a negative impact on the fund’s relative returns. Overweight positions in beauty product manufacturer Coty, cereal and convenience foods manufacturer Kellogg and health, hygiene and home products manufacturer Reckitt Benckiser Group (United Kingdom) were among the fund’s top relative detractors over the reporting period.

Elsewhere, overweight positions in medical device maker Medtronic and automotive replacement parts distributor AutoZone detracted from relative performance. Additionally, the fund’s position in professional beauty supply retailer Sally Beauty Holdings (b) and apparel retailer Urban Outfitters (b) also weighed on relative results.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

During the reporting period, the fund’s avoidance of the poor-performing utilities & communications sector benefited relative results.

Security selection in the basic materials sector bolstered relative performance. Within this sector, overweighting pulp and paper manufacturer and consumer goods company Svenska Cellulosa (h) (Sweden) and diversified technology company 3M benefited relative performance. Shares of Svenska Cellulosa appreciated after the company reported strong earnings results during the period, notably in the Hygiene division. Higher selling prices and volumes further helped results.

Stock selection in the retailing sector aided relative returns. Within this sector, an overweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton helped relative performance. Investors appeared to have reacted positively to the announcement by Bernard Arnault, Chairman and CEO of LVMH and a majority shareholder of Christian Dior, that LVMH would acquire Christian Dior Couture in order to simplify the structure between the two groups. Impressive results across all divisions, most notably in the Fashion & Leather segment, further supported the stock.

5

Management Review – continued

Stock selection in the health care sector contributed to relative performance. Here, overweighting life sciences supply company Thermo Fisher Scientific, pharmaceutical company Bayer (Germany) and medical technology products and services company Stryker Corp. bolstered relative results.

Stocks in other sectors that supported relative returns included not holding shares of diversified industrial company General Electric Co. and the fund’s positions in electronics manufacturer Samsung Electronics (b) (South Korea) and aircraft engine manufacturer MTU Aero Engines (b) (Germany). An overweight position in financial services firm American Express further aided relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

David Mannheim, Ryan McAllister, and Roger Morley

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	22.28%	12.10%	6.33%	N/A
B	12/29/86	21.37%	11.26%	5.54%	N/A
C	1/03/94	21.36%	11.25%	5.53%	N/A
I	1/02/97	22.57%	12.37%	6.60%	N/A
R1	4/01/05	21.37%	11.25%	5.54%	N/A
R2	10/31/03	21.97%	11.81%	6.07%	N/A
R3	4/01/05	22.29%	12.09%	6.33%	N/A
R4	4/01/05	22.61%	12.38%	6.59%	N/A
R6	6/01/12	22.71%	12.46%	N/A	13.80%
Comparative benchmark(s)
MSCI World Index (net div) (f)		22.77%	11.56%	4.10%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		15.25%	10.78%	5.70%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		17.37%	11.00%	5.54%	N/A
C With CDSC (1% for 12 months) (v)		20.36%	11.25%	5.53%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	1.15%	$1,000.00	$1,083.31	$6.04
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
B	Actual	1.90%	$1,000.00	$1,079.27	$9.96
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
C	Actual	1.90%	$1,000.00	$1,079.07	$9.96
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
I	Actual	0.91%	$1,000.00	$1,084.43	$4.78
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R1	Actual	1.91%	$1,000.00	$1,079.34	$10.01
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
R2	Actual	1.41%	$1,000.00	$1,081.86	$7.40
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
R3	Actual	1.16%	$1,000.00	$1,083.38	$6.09
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R4	Actual	0.91%	$1,000.00	$1,084.81	$4.78
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R6	Actual	0.82%	$1,000.00	$1,085.14	$4.31
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 4.3%
Honeywell International, Inc.	577,306	$83,224,431
MTU Aero Engines AG	145,402	24,516,527
United Technologies Corp.	283,658	33,970,882

		$141,711,840
Airlines - 1.0%
Aena S.A.	179,684	$32,965,523

Alcoholic Beverages - 6.4%
AmBev S.A.	2,870,678	$18,340,467
Carlsberg Group	226,073	25,816,187
Diageo PLC	2,029,530	69,328,779
Heineken N.V.	321,765	31,356,434
Pernod Ricard S.A. (l)	448,790	67,307,027

		$212,148,894
Apparel Manufacturers - 3.9%
Burberry Group PLC	874,627	$22,094,313
Compagnie Financiere Richemont S.A.	379,774	35,021,509
LVMH Moet Hennessy Louis Vuitton SE	239,580	71,471,046

		$128,586,868
Automotive - 1.1%
Delphi Automotive PLC	219,427	$21,806,655
Harley-Davidson, Inc. (l)	294,610	13,946,837

		$35,753,492
Broadcasting - 3.9%
Omnicom Group, Inc.	244,424	$16,422,849
Walt Disney Co.	602,795	58,959,379
WPP Group PLC	3,102,426	54,967,296

		$130,349,524
Brokerage & Asset Managers - 1.3%
Deutsche Boerse AG	158,698	$16,393,328
Franklin Resources, Inc.	658,383	27,737,676

		$44,131,004
Business Services - 6.1%
Accenture PLC, “A”	567,519	$80,792,005
Adecco S.A.	314,205	24,927,906

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Brenntag AG	256,036	$14,499,109
Cognizant Technology Solutions Corp., “A”	328,860	24,884,836
Compass Group PLC	1,662,006	36,488,209
PayPal Holdings, Inc. (a)	292,997	21,259,862

		$202,851,927
Cable TV - 2.2%
Comcast Corp., “A”	1,511,618	$54,463,597
Sky PLC	1,427,832	17,882,816

		$72,346,413
Chemicals - 2.9%
3M Co.	264,660	$60,922,085
Monsanto Co.	295,109	35,737,700

		$96,659,785
Computer Software - 2.6%
Check Point Software Technologies Ltd. (a)	280,255	$32,988,816
Oracle Corp.	1,056,994	53,800,995

		$86,789,811
Consumer Products - 6.5%
Colgate-Palmolive Co.	511,723	$36,050,885
Coty, Inc., “A”	2,776,762	42,762,135
Essity AB (a)	2,302,281	68,834,810
Reckitt Benckiser Group PLC	759,303	67,920,336

		$215,568,166
Electrical Equipment - 3.2%
Amphenol Corp.	229,871	$19,998,777
Legrand S.A.	390,194	28,984,580
Schneider Electric S.A.	498,477	43,810,113
W.W. Grainger, Inc.	62,701	12,395,988

		$105,189,458
Electronics - 2.1%
Hoya Corp.	365,500	$19,754,873
Microchip Technology, Inc.	173,372	16,435,666
Samsung Electronics Co. Ltd.	13,988	34,433,883

		$70,624,422
Entertainment - 1.3%
Time Warner, Inc.	449,891	$44,219,786

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.3%
Danone S.A.	765,188	$62,517,832
Kellogg Co.	492,961	30,824,851
Nestle S.A.	977,261	82,185,333

		$175,528,016
Food & Drug Stores - 0.3%
Sally Beauty Holdings, Inc.	637,934	$11,042,638

Gaming & Lodging - 0.9%
Marriott International, Inc., “A”	120,520	$14,399,730
Sands China Ltd.	1,328,400	6,257,685
Wynn Resorts Ltd.	53,626	7,909,299

		$28,566,714
Insurance - 0.3%
Swiss Re Ltd.	112,154	$10,550,446

Internet - 0.9%
eBay, Inc. (a)	767,183	$28,876,768

Machinery & Tools - 0.8%
Kubota Corp.	1,364,000	$25,712,641

Major Banks - 6.3%
Bank of New York Mellon Corp.	1,041,005	$53,559,707
Erste Group Bank AG	342,991	14,738,775
Goldman Sachs Group, Inc.	140,245	34,006,608
State Street Corp.	674,163	62,022,996
UBS Group AG	2,650,396	45,109,732

		$209,437,818
Medical Equipment - 13.1%
Abbott Laboratories	756,596	$41,030,201
Cooper Cos., Inc.	122,798	29,503,447
Dentsply Sirona, Inc.	85,477	5,220,080
Medtronic PLC	983,930	79,226,044
Sonova Holding AG	71,352	12,880,765
Stryker Corp.	453,311	70,204,275
Thermo Fisher Scientific, Inc.	516,359	100,085,865
Waters Corp. (a)	157,779	30,932,573
Zimmer Biomet Holdings, Inc.	542,670	65,999,525

		$435,082,775
Network & Telecom - 0.6%
Cisco Systems, Inc.	635,093	$21,688,426

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 1.0%
National Oilwell Varco, Inc.	250,865	$8,577,074
NOW, Inc. (a)	146,505	1,834,243
Schlumberger Ltd.	375,236	24,015,104

		$34,426,421
Other Banks & Diversified Financials - 5.0%
American Express Co.	511,609	$48,868,892
Grupo Financiero Banorte S.A. de C.V.	1,729,539	10,264,423
Julius Baer Group Ltd.	328,623	19,434,428
Kasikornbank PLC	1,186,980	8,162,813
Visa, Inc., “A”	725,735	79,816,335

		$166,546,891
Pharmaceuticals - 5.5%
Bayer AG	737,532	$95,963,050
Johnson & Johnson	101,272	14,118,330
Merck KGaA	225,779	24,166,947
Roche Holding AG	214,307	49,514,122

		$183,762,449
Railroad & Shipping - 3.1%
Canadian National Railway Co.	676,673	$54,465,410
Kansas City Southern Co.	345,392	35,996,754
Union Pacific Corp.	107,767	12,478,341

		$102,940,505
Restaurants - 0.5%
Whitbread PLC	361,141	$17,713,452

Specialty Chemicals - 4.2%
Akzo Nobel N.V.	537,401	$48,664,583
L’Air Liquide S.A.	150,263	19,131,200
Linde AG (a)	215,958	46,525,777
Praxair, Inc.	165,661	24,206,385

		$138,527,945
Specialty Stores - 1.0%
AutoZone, Inc.	26,823	$15,812,159
Hermes International	13,204	6,852,862
Urban Outfitters, Inc. (a)	477,981	11,720,094

		$34,385,115
Trucking - 1.6%
United Parcel Service, Inc., “B”	465,994	$54,768,275
Total Common Stocks (Identified Cost, $2,270,173,154)		$3,299,454,208

15

Portfolio of Investments – continued

Investment Companies (h) - 0.5%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $16,561,143)	16,562,742	$16,562,742

Collateral for Securities Loaned - 0.6%
JPMorgan U.S. Government Money Market Fund, 0.97% (j) (Identified Cost, $19,641,106)	19,641,106	$19,641,106

Other Assets, Less Liabilities - (0.3)%		(11,103,200)
Net Assets - 100.0%		$3,324,554,856

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $16,562,742 and $3,319,095,314, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $19,081,909 of securities on loan (identified cost, $2,289,814,260)	$3,319,095,314
Investments in affiliated issuers, at value (identified cost, $16,561,143)	16,562,742
Receivables for
Investments sold	4,107,575
Fund shares sold	5,335,735
Interest and dividends	5,877,158
Other assets	22
Total assets	$3,350,978,546
Liabilities
Payables for
Investments purchased	$3,222,594
Fund shares reacquired	2,223,849
Collateral for securities loaned, at value	19,641,106
Payable to affiliates
Investment adviser	138,560
Shareholder servicing costs	667,391
Distribution and service fees	24,194
Payable for independent Trustees’ compensation	5,997
Deferred country tax expense payable	268,642
Accrued expenses and other liabilities	231,357
Total liabilities	$26,423,690
Net assets	$3,324,554,856
Net assets consist of
Paid-in capital	$2,216,923,052
Unrealized appreciation (depreciation) (net of $268,642 deferred country tax)	1,029,009,633
Accumulated net realized gain (loss)	54,664,624
Undistributed net investment income	23,957,547
Net assets	$3,324,554,856
Shares of beneficial interest outstanding	75,937,051

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$703,515,883	16,197,279	$43.43
Class B	29,042,753	725,496	40.03
Class C	180,445,629	4,704,793	38.35
Class I	1,070,006,548	24,004,361	44.58
Class R1	3,411,144	87,061	39.18
Class R2	52,489,315	1,244,933	42.16
Class R3	108,852,237	2,523,114	43.14
Class R4	142,713,015	3,271,863	43.62
Class R6	1,034,078,332	23,178,151	44.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $46.08 [100 / 94.25 x $43.43]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$57,622,565
Dividends from affiliated issuers	333,138
Income on securities loaned	226,441
Other	11,357
Foreign taxes withheld	(3,420,582)
Total investment income	$54,772,919
Expenses
Management fee	$22,562,921
Distribution and service fees	4,178,366
Shareholder servicing costs	2,281,325
Administrative services fee	475,504
Independent Trustees’ compensation	44,188
Custodian fee	375,805
Reimbursement of custodian expenses	(39,816)
Shareholder communications	233,427
Audit and tax fees	73,880
Legal fees	36,689
Miscellaneous	303,204
Total expenses	$30,525,493
Fees paid indirectly	(670)
Reduction of expenses by investment adviser and distributor	(260,601)
Net expenses	$30,264,222
Net investment income (loss)	$24,508,697
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,283 country tax)	$70,122,847
Affiliated issuers	(3,730)
Foreign currency	179,623
Net realized gain (loss)	$70,298,740
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $243,640 increase in deferred country tax)	$491,231,875
Affiliated issuers	1,599
Translation of assets and liabilities in foreign currencies	114,737
Net unrealized gain (loss)	$491,348,211
Net realized and unrealized gain (loss)	$561,646,951
Change in net assets from operations	$586,155,648

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$24,508,697	$18,030,677
Net realized gain (loss)	70,298,740	25,762,438
Net unrealized gain (loss)	491,348,211	(13,911,097)
Change in net assets from operations	$586,155,648	$29,882,018
Distributions declared to shareholders
From net investment income	$(18,050,023)	$(17,750,133)
From net realized gain	(20,174,613)	(23,040,223)
Total distributions declared to shareholders	$(38,224,636)	$(40,790,356)
Change in net assets from fund share transactions	$383,351,814	$219,549,574
Total change in net assets	$931,282,826	$208,641,236
Net assets
At beginning of period	2,393,272,030	2,184,630,794
At end of period (including undistributed net investment income of $23,957,547 and $17,320,533, respectively)	$3,324,554,856	$2,393,272,030

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$36.00		$36.22	$35.45	$33.74	$26.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	(c)	$0.26	$0.30	$0.26	$0.22
Net realized and unrealized gain (loss)	7.66		0.16	1.07	1.90	7.40
Total from investment operations	$7.93		$0.42	$1.37	$2.16	$7.62
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.26)	$(0.26)	$(0.13)	$(0.27)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)	(0.07)
Total distributions declared to shareholders	$(0.50)		$(0.64)	$(0.60)	$(0.45)	$(0.34)
Net asset value, end of period (x)	$43.43		$36.00	$36.22	$35.45	$33.74
Total return (%) (r)(s)(t)(x)	22.28	(c)	1.26	3.94	6.50	29.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	(c)	1.22	1.23	1.23	1.29
Expenses after expense reductions (f)	1.16	(c)	1.21	1.22	1.22	1.29
Net investment income (loss)	0.68	(c)	0.74	0.84	0.75	0.71
Portfolio turnover	10		8	8	11	11
Net assets at end of period (000 omitted)	$703,516		$655,756	$677,704	$592,610	$512,447

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14		10/31/13
Net asset value, beginning of period	$33.26		$33.51	$32.84	$31.40		$24.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)	$(0.01)
Net realized and unrealized gain (loss)	7.08		0.16	1.00	1.76		6.92
Total from investment operations	$7.06		$0.15	$1.03	$1.76		$6.91
Less distributions declared to shareholders
From net investment income	$—		$(0.02)	$(0.02)	$—		$(0.08)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)		(0.07)
Total distributions declared to shareholders	$(0.29)		$(0.40)	$(0.36)	$(0.32)		$(0.15)
Net asset value, end of period (x)	$40.03		$33.26	$33.51	$32.84		$31.40
Total return (%) (r)(s)(t)(x)	21.37	(c)	0.50	3.17	5.68		28.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	(c)	1.97	1.98	1.98		2.04
Expenses after expense reductions (f)	1.91	(c)	1.96	1.97	1.98		2.04
Net investment income (loss)	(0.04	)(c)	(0.03)	0.09	(0.01)		(0.02)
Portfolio turnover	10		8	8	11		11
Net assets at end of period (000 omitted)	$29,043		$25,664	$27,384	$26,118		$24,395

Class C	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14		10/31/13
Net asset value, beginning of period	$31.88		$32.19	$31.60	$30.22		$23.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)	$(0.02)
Net realized and unrealized gain (loss)	6.78		0.15	0.95	1.70		6.66
Total from investment operations	$6.76		$0.14	$0.98	$1.70		$6.64
Less distributions declared to shareholders
From net investment income	$—		$(0.07)	$(0.05)	$—		$(0.10)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)		(0.07)
Total distributions declared to shareholders	$(0.29)		$(0.45)	$(0.39)	$(0.32)		$(0.17)
Net asset value, end of period (x)	$38.35		$31.88	$32.19	$31.60		$30.22
Total return (%) (r)(s)(t)(x)	21.36	(c)	0.48	3.17	5.70		28.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	(c)	1.97	1.98	1.98		2.04
Expenses after expense reductions (f)	1.91	(c)	1.96	1.97	1.98		2.04
Net investment income (loss)	(0.05	)(c)	(0.03)	0.08	(0.00)		(0.06)
Portfolio turnover	10		8	8	11		11
Net assets at end of period (000 omitted)	$180,446		$156,837	$140,018	$111,902		$74,448

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14		10/31/13
Net asset value, beginning of period	$36.94		$37.14	$36.34	$34.56		$27.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	(c)	$0.34	$0.41	$0.35		$0.30
Net realized and unrealized gain (loss)	7.83		0.19	1.07	1.95		7.58
Total from investment operations	$8.24		$0.53	$1.48	$2.30		$7.88
Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.35)	$(0.34)	$(0.20)		$(0.34)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)		(0.07)
Total distributions declared to shareholders	$(0.60)		$(0.73)	$(0.68)	$(0.52)		$(0.41)
Net asset value, end of period (x)	$44.58		$36.94	$37.14	$36.34		$34.56
Total return (%) (r)(s)(t)(x)	22.60	(c)	1.52	4.17	6.77		29.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	(c)	0.97	0.98	0.98		1.04
Expenses after expense reductions (f)	0.91	(c)	0.96	0.97	0.98		1.04
Net investment income (loss)	1.01	(c)	0.93	1.11	0.99		0.98
Portfolio turnover	10		8	8	11		11
Net assets at end of period (000 omitted)	$1,070,007		$793,470	$671,087	$681,259		$638,111

Class R1	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14		10/31/13
Net asset value, beginning of period	$32.56		$32.80	$32.17	$30.76		$24.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss)	6.93		0.16	0.97	1.73		6.76
Total from investment operations	$6.91		$0.15	$1.00	$1.73		$6.76
Less distributions declared to shareholders
From net investment income	$—		$(0.01)	$(0.03)	$—		$(0.06)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)		(0.07)
Total distributions declared to shareholders	$(0.29)		$(0.39)	$(0.37)	$(0.32)		$(0.13)
Net asset value, end of period (x)	$39.18		$32.56	$32.80	$32.17		$30.76
Total return (%) (r)(s)(t)(x)	21.37	(c)	0.51	3.14	5.70		28.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	(c)	1.97	1.98	1.98		2.04
Expenses after expense reductions (f)	1.91	(c)	1.96	1.97	1.98		2.04
Net investment income (loss)	(0.05	)(c)	(0.03)	0.10	(0.01)		(0.01)
Portfolio turnover	10		8	8	11		11
Net assets at end of period (000 omitted)	$3,411		$3,442	$3,546	$3,776		$3,718

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$34.96		$35.19	$34.45	$32.81	$25.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	(c)	$0.16	$0.21	$0.17	$0.14
Net realized and unrealized gain (loss)	7.43		0.16	1.03	1.85	7.21
Total from investment operations	$7.61		$0.32	$1.24	$2.02	$7.35
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.17)	$(0.16)	$(0.06)	$(0.23)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)	(0.07)
Total distributions declared to shareholders	$(0.41)		$(0.55)	$(0.50)	$(0.38)	$(0.30)
Net asset value, end of period (x)	$42.16		$34.96	$35.19	$34.45	$32.81
Total return (%) (r)(s)(t)(x)	21.97	(c)	0.99	3.67	6.24	28.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	(c)	1.47	1.48	1.48	1.54
Expenses after expense reductions (f)	1.41	(c)	1.46	1.47	1.48	1.54
Net investment income (loss)	0.45	(c)	0.47	0.59	0.49	0.48
Portfolio turnover	10		8	8	11	11
Net assets at end of period (000 omitted)	$52,489		$49,546	$56,978	$57,258	$54,726

Class R3	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$35.76		$35.98	$35.23	$33.55	$26.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	(c)	$0.26	$0.30	$0.26	$0.21
Net realized and unrealized gain (loss)	7.60		0.16	1.05	1.88	7.37
Total from investment operations	$7.88		$0.42	$1.35	$2.14	$7.58
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.26)	$(0.26)	$(0.14)	$(0.28)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)	(0.07)
Total distributions declared to shareholders	$(0.50)		$(0.64)	$(0.60)	$(0.46)	$(0.35)
Net asset value, end of period (x)	$43.14		$35.76	$35.98	$35.23	$33.55
Total return (%) (r)(s)(t)(x)	22.29	(c)	1.25	3.93	6.49	29.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	(c)	1.22	1.23	1.23	1.29
Expenses after expense reductions (f)	1.16	(c)	1.21	1.22	1.23	1.29
Net investment income (loss)	0.70	(c)	0.74	0.84	0.74	0.67
Portfolio turnover	10		8	8	11	11
Net assets at end of period (000 omitted)	$108,852		$98,106	$105,192	$90,864	$62,218

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$36.15		$36.37	$35.59	$33.87	$26.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	(c)	$0.35	$0.40	$0.35	$0.31
Net realized and unrealized gain (loss)	7.68		0.16	1.06	1.89	7.42
Total from investment operations	$8.06		$0.51	$1.46	$2.24	$7.73
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.35)	$(0.34)	$(0.20)	$(0.34)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)	(0.07)
Total distributions declared to shareholders	$(0.59)		$(0.73)	$(0.68)	$(0.52)	$(0.41)
Net asset value, end of period (x)	$43.62		$36.15	$36.37	$35.59	$33.87
Total return (%) (r)(s)(t)(x)	22.61	(c)	1.50	4.20	6.74	29.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	(c)	0.97	0.98	0.98	1.04
Expenses after expense reductions (f)	0.91	(c)	0.96	0.97	0.98	1.04
Net investment income (loss)	0.96	(c)	0.99	1.11	0.99	1.02
Portfolio turnover	10		8	8	11	11
Net assets at end of period (000 omitted)	$142,713		$116,248	$118,810	$109,067	$90,239

Class R6	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$36.96		$37.17	$36.36	$34.58	$27.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	(c)	$0.39	$0.44	$0.42	$0.08
Net realized and unrealized gain (loss)	7.86		0.16	1.08	1.90	7.81
Total from investment operations	$8.27		$0.55	$1.52	$2.32	$7.89
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.38)	$(0.37)	$(0.22)	$(0.34)
From net realized gain	(0.29)		(0.38)	(0.34)	(0.32)	(0.07)
Total distributions declared to shareholders	$(0.62)		$(0.76)	$(0.71)	$(0.54)	$(0.41)
Net asset value, end of period (x)	$44.61		$36.96	$37.17	$36.36	$34.58
Total return (%) (r)(s)(t)(x)	22.71	(c)	1.60	4.29	6.84	29.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	(c)	0.87	0.88	0.90	0.95
Expenses after expense reductions (f)	0.82	(c)	0.87	0.88	0.90	0.95
Net investment income (loss)	0.99	(c)	1.08	1.19	1.16	0.24
Portfolio turnover	10		8	8	11	11
Net assets at end of period (000 omitted)	$1,034,078		$494,203	$383,913	$306,861	$187,343

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,778,538,046	$—	$—	$1,778,538,046
France	300,074,660	—	—	300,074,660
United Kingdom	286,395,202	—	—	286,395,202
Switzerland	279,624,241	—	—	279,624,241
Germany	222,064,739	—	—	222,064,739
Netherlands	80,021,017	—	—	80,021,017
Sweden	68,834,810	—	—	68,834,810
Canada	54,465,410	—	—	54,465,410
Japan	—	45,467,513	—	45,467,513
Other Countries	141,371,874	42,596,696	—	183,968,570
Mutual Funds	36,203,848	—	—	36,203,848
Total	$3,247,593,847	$88,064,209	$—	$3,335,658,056

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $88,064,209 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

29

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $19,081,909. The fair value of the fund’s investment securities on loan and a related liability of $19,641,106 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

30

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

31

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/17	Year ended 10/31/16
Ordinary income (including any short-term capital gains)	$18,620,315	$17,750,133
Long-term capital gains	19,604,321	23,040,223
Total distributions	$38,224,636	$40,790,356

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$2,318,326,018
Gross appreciation	1,062,289,745
Gross depreciation	(44,957,707)
Net unrealized appreciation (depreciation)	$1,017,332,038
Undistributed ordinary income	29,643,167
Undistributed long-term capital gains	60,666,922
Other temporary differences	(10,323)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/17	Year ended 10/31/16
Class A	$3,760,511	$5,042,647	$5,151,506	$7,226,867
Class B	—	16,608	216,973	311,442
Class C	—	299,486	1,381,533	1,711,911
Class I	7,027,455	6,250,486	6,555,662	6,860,251
Class R1	—	1,015	29,616	40,904
Class R2	165,770	277,569	400,968	611,633
Class R3	564,314	737,499	775,062	1,080,658
Class R4	964,204	1,126,057	914,309	1,230,561
Class R6	5,567,769	3,998,766	4,748,984	3,965,996
Total	$18,050,023	$17,750,133	$20,174,613	$23,040,223

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period November 1, 2016 through February 27, 2017, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion. This written agreement terminated on February 27, 2017. For the period November 1, 2016 through February 27, 2017, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective February 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2017, this management fee reduction amounted to $229,052, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $257,819 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

33

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,674,354
Class B	0.75%	0.25%	1.00%	1.00%	274,462
Class C	0.75%	0.25%	1.00%	1.00%	1,673,877
Class R1	0.75%	0.25%	1.00%	1.00%	32,391
Class R2	0.25%	0.25%	0.50%	0.50%	257,240
Class R3	—	0.25%	0.25%	0.25%	266,042
Total Distribution and Service Fees					$4,178,366

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2017, this rebate amounted to $30,223, $348, and $978 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2017, were as follows:

Amount
Class A	$11,360
Class B	38,716
Class C	21,587

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2017, the fee was $256,232, which equated to 0.0087% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,025,093.

34

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,422 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,945 at October 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $5,219 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS redeemed 131,540 shares of Class I for an aggregate amount of $5,261,584. On September 20, 2017, MFS redeemed 2,623 shares of Class I for an aggregate amount of $114,851.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction.

35

Notes to Financial Statements – continued

During the year ended October 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $8,492,315 and $149,107, respectively. The sales transactions resulted in net realized gains (losses) of $25,605.

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $686,458,383 and $286,756,397, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,157,193	$164,714,070	5,033,576	$176,359,278
Class B	117,063	4,292,108	107,909	3,492,498
Class C	1,028,696	36,433,147	1,572,731	49,094,334
Class I	14,304,312	572,868,536	9,998,276	363,575,827
Class R1	15,507	555,499	30,037	981,755
Class R2	333,352	12,902,824	395,940	13,566,613
Class R3	906,019	35,571,239	1,027,604	35,733,919
Class R4	911,199	36,953,301	993,421	34,957,939
Class R6	12,234,925	502,449,112	4,010,055	144,279,472
	34,008,266	$1,366,739,836	23,169,549	$822,041,635

Shares issued to shareholders in reinvestment of distributions
Class A	227,957	$8,274,844	329,831	$11,273,619
Class B	6,227	209,716	9,928	315,610
Class C	36,499	1,178,260	52,843	1,610,123
Class I	339,346	12,616,876	331,597	11,605,879
Class R1	898	29,616	1,309	40,738
Class R2	14,260	503,670	24,537	816,336
Class R3	37,143	1,339,375	53,439	1,814,793
Class R4	50,576	1,839,938	67,474	2,310,986
Class R6	269,617	10,024,360	217,130	7,597,374
	982,523	$36,016,655	1,088,088	$37,385,458

36

Notes to Financial Statements – continued

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,405,412)	$(249,716,661)	(5,855,874)	$(205,694,182)
Class B	(169,438)	(6,186,487)	(163,324)	(5,278,684)
Class C	(1,280,551)	(44,752,325)	(1,055,755)	(33,001,005)
Class I	(12,121,537)	(506,190,522)	(6,914,717)	(247,749,128)
Class R1	(35,051)	(1,198,807)	(33,738)	(1,092,517)
Class R2	(520,055)	(20,015,021)	(622,433)	(21,266,657)
Class R3	(1,163,615)	(46,056,948)	(1,261,160)	(44,049,280)
Class R4	(905,642)	(36,748,491)	(1,111,759)	(38,680,418)
Class R6	(2,696,938)	(108,539,415)	(1,184,001)	(43,065,648)
	(25,298,239)	$(1,019,404,677)	(18,202,761)	$(639,877,519)

Net change
Class A	(2,020,262)	$(76,727,747)	(492,467)	$(18,061,285)
Class B	(46,148)	(1,684,663)	(45,487)	(1,470,576)
Class C	(215,356)	(7,140,918)	569,819	17,703,452
Class I	2,522,121	79,294,890	3,415,156	127,432,578
Class R1	(18,646)	(613,692)	(2,392)	(70,024)
Class R2	(172,443)	(6,608,527)	(201,956)	(6,883,708)
Class R3	(220,453)	(9,146,334)	(180,117)	(6,500,568)
Class R4	56,133	2,044,748	(50,864)	(1,411,493)
Class R6	9,807,604	403,934,057	3,043,184	108,811,198
	9,692,550	$383,351,814	6,054,876	$219,549,574

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $19,006 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		38,360,312	544,308,319	(566,105,889)	16,562,742

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,730)	$1,599	$—	$333,138	$16,562,742

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2017

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Mannheim Ryan McAllister Roger Morley

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

48

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $28,469,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.86% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2017

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Philip Morris International, Inc.	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.5%
Nestle S.A.	1.2%
JPMorgan Chase & Co.	1.0%
Johnson & Johnson	1.0%
Accenture PLC	0.9%
Government of Japan, 1.5%, 3/20/2034	0.9%
Government of Japan, 2.2%, 9/20/2027	0.9%
Schneider Electric S.A.	0.9%
Pfizer, Inc.	0.8%

Composition including fixed income credit quality (a)(i)
AAA	5.0%
AA	2.6%
A	7.3%
BBB	10.1%
U.S. Government	1.6%
Federal Agencies	3.1%
Not Rated	(0.1)%
Non-Fixed Income	59.6%
Cash & Cash Equivalents	10.6%
Other	0.2%

Equity sectors
Financial Services	12.3%
Consumer Staples	10.0%
Health Care	7.1%
Technology	5.4%
Industrial Goods & Services	4.7%
Special Products & Services	3.7%
Basic Materials	3.7%
Utilities & Communications	3.6%
Energy	2.9%
Leisure	2.3%
Autos & Housing	1.9%
Transportation	1.2%
Retailing	0.8%

Fixed income sectors (i)
Non-U.S. Government Bonds	11.3%
Investment Grade Corporates	10.2%
Mortgage-Backed Securities	3.1%
Emerging Markets Bonds	1.5%
U.S. Treasury Securities	1.4%
Collateralized Debt Obligations	0.9%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.4%
High Yield Corporates	0.2%
U.S. Government Agencies	0.1%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	55.5%
Japan	7.8%
United Kingdom	6.4%
Switzerland	4.8%
France	3.8%
Canada	3.4%
Germany	3.2%
Italy	1.8%
Netherlands	1.8%
Other Countries	11.5%

Currency exposure weightings (i)(y)
United States Dollar	53.8%
Euro	15.4%
Japanese Yen	10.4%
British Pound Sterling	6.0%
Swiss Franc	4.8%
Taiwan Dollar	1.7%
Canadian Dollar	1.7%
Hong Kong Dollar	1.0%
Swedish Krona	0.9%
Other Currencies	4.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Portfolio Composition – continued

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2017, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of 11.88%, at net asset value. This compares with returns of 22.77% and 1.18% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Barclays Global Aggregate Bond Index (“Bloomberg Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 13.72%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would

Management Review – continued

follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Within the equity portion of the fund, an overweight position in the consumer staples sector detracted from performance relative to the MSCI World Index. Within this sector, the fund’s overweight positions in global food company General Mills and tobacco companies Japan Tobacco (Japan) and Philip Morris International held back relative results. Shares of General Mills depreciated as the company reported weaker-than-expected results with sales and gross margins coming in below consensus estimates. Management also reduced its earnings guidance for 2018, which further pressured the stock.

Elsewhere, not holding a position in computer and personal electronics maker Apple and software giant Microsoft hindered relative performance. Shares of Apple advanced during the reporting period on the back of well-anticipated new product launches, including the iPhone 8, iPhone 8 Plus and iPhone X. In addition, the fund’s overweight positions in telecommunications company KDDI (Japan), drugstore retailer CVS Health Corp, supply chain support services and information management solutions company Brambles (Australia), marketing and corporate communications services firm Omnicom Group and logistics company Yamato Holdings (Japan) weighed on relative results.

Within the fixed income portion of the fund, the fund’s cash and/or cash equivalents position during the period was a detractor from performance relative to the Bloomberg Index. Security selection within US-based bonds, particularly industrials, further held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the autos & housing sector contributed to performance relative to the MSCI World Index. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors during the reporting period.

Elsewhere, avoiding shares of diversified industrial conglomerate General Electric contributed to relative returns. Shares of General Electric depreciated during the period following a cut to earnings guidance for full-year 2017 and after the company posted below-consensus estimate revenues, late in the period, following weak results in the company’s Power and Oil & Gas segments. In addition, the fund’s position in electronics manufacturers Taiwan Semiconductor (b) (Taiwan) and Samsung Electronics (b) (South Korea), and in airline company Air Canada (b) (Canada), aided relative performance. Shares of Taiwan Semiconductor rose as revenues exceeded consensus estimates, driven by improved utilization, growth in NVIDIA graphics processing units (GPUs) and strong demand for the company’s 28 nanometer product. Additionally, overweighting integrated circuits and electronic devices developer Cadence Design Systems, diversified technology company 3M, computer graphics

Management Review – continued

processors maker NVIDIA (h), electronics manufacturer Texas Instruments and global financial services firm JPMorgan Chase, and an underweight position in telecommunication services provider AT&T (h), bolstered relative results.

Within the fixed income portion of the fund, a lesser exposure to US Treasury bonds, and a greater exposure to the industrials sector, contributed to performance relative to the Bloomberg Index.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pablo De La Mata, Pilar Gomez-Bravo, Steven Gorham, Richard Hawkins, Vipin Narula, Robert Persons, Jonathan Sage, Robert Spector, Benjamin Stone, and Erik Weisman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Vipin Narula became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	11.88%	7.23%	5.02%	N/A
B	9/07/93	11.11%	6.43%	4.26%	N/A
C	1/03/94	11.03%	6.42%	4.25%	N/A
I	1/02/97	12.16%	7.49%	5.30%	N/A
R1	4/01/05	11.09%	6.43%	4.25%	N/A
R2	10/31/03	11.59%	6.95%	4.77%	N/A
R3	4/01/05	11.94%	7.24%	5.04%	N/A
R4	4/01/05	12.20%	7.50%	5.30%	N/A
R6	6/01/12	12.33%	7.60%	N/A	8.55%
Comparative benchmark(s)
MSCI World Index (net div) (f)		22.77%	11.56%	4.10%	N/A
MFS Global Total Return Blended Index (f)(w)		13.72%	7.10%	3.99%	N/A
Bloomberg Barclays Global Aggregate Bond Index (f)		1.18%	0.43%	3.11%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.45%	5.97%	4.40%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		7.11%	6.11%	4.26%	N/A
C With CDSC (1% for 12 months) (v)		10.03%	6.42%	4.25%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2017, the MFS Global Total Return Blended Index was comprised of 60% MSCI World Index (net div) and 40% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary – continued

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	1.09%	$1,000.00	$1,066.00	$5.68
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$1,062.49	$9.57
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$1,062.32	$9.56
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$1,067.39	$4.38
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$1,062.11	$9.56
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$1,064.67	$6.97
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$1,066.25	$5.68
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$1,067.83	$4.38
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R6	Actual	0.74%	$1,000.00	$1,067.86	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.9%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
Boeing Co.	20,570	$5,306,649
Honeywell International, Inc.	109,286	15,754,670
Lockheed Martin Corp.	47,639	14,680,434
United Technologies Corp.	43,596	5,221,057

		$40,962,810
Airlines - 0.4%
Air Canada (a)	409,111	$8,105,478

Alcoholic Beverages - 1.1%
Heineken N.V.	116,818	$11,384,072
Pernod Ricard S.A.	81,515	12,225,166

		$23,609,238
Apparel Manufacturers - 0.2%
Compagnie Financiere Richemont S.A.	51,598	$4,758,198

Automotive - 1.0%
Delphi Automotive PLC	49,862	$4,955,286
General Motors Co.	140,216	6,026,484
Hyundai Motor Co.	10,535	1,513,933
Magna International, Inc.	105,299	5,744,472
USS Co. Ltd.	120,000	2,427,204

		$20,667,379
Biotechnology - 0.1%
Celgene Corp. (a)	28,723	$2,900,161

Broadcasting - 0.6%
Omnicom Group, Inc.	99,475	$6,683,725
WPP Group PLC	377,634	6,690,738

		$13,374,463
Brokerage & Asset Managers - 0.6%
Apollo Global Management LLC	33,930	$1,071,509
BlackRock, Inc.	19,459	9,161,881
Daiwa Securities Group, Inc.	318,000	1,993,825

		$12,227,215

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 3.7%
Accenture PLC, “A”	141,202	$20,101,517
Bunzl PLC	183,424	5,712,762
Compass Group PLC	559,936	12,293,013
DXC Technology Co.	102,275	9,360,208
Equifax, Inc.	23,763	2,578,998
Experian Group Ltd.	229,142	4,826,752
Fidelity National Information Services, Inc.	50,759	4,708,405
Nomura Research Institute Ltd.	195,100	8,302,941
Secom Co. Ltd.	93,800	7,122,103
SGS S.A.	2,009	4,961,836

		$79,968,535
Cable TV - 0.6%
Comcast Corp., “A”	367,606	$13,244,844

Chemicals - 2.2%
3M Co.	69,262	$15,943,420
Givaudan S.A.	4,560	10,183,611
LyondellBasell Industries N.V., “A”	17,210	1,781,751
Monsanto Co.	21,441	2,596,505
Orica Ltd.	194,375	3,113,348
PPG Industries, Inc.	118,995	13,831,979

		$47,450,614
Computer Software - 0.8%
Cadence Design Systems, Inc. (a)	275,379	$11,885,358
Check Point Software Technologies Ltd. (a)	48,418	5,699,283

		$17,584,641
Computer Software - Systems - 1.0%
Amadeus IT Group S.A.	145,622	$9,880,818
Hitachi Ltd.	263,000	2,092,783
Hon Hai Precision Industry Co. Ltd.	1,360,500	5,075,286
International Business Machines Corp.	35,722	5,503,331

		$22,552,218
Construction - 0.9%
Geberit AG	6,400	$2,897,048
Owens Corning	38,833	3,211,101
Persimmon PLC	78,390	2,917,265
Sherwin-Williams Co.	17,911	7,077,532
Stanley Black & Decker, Inc.	16,019	2,587,869

		$18,690,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.1%
Coty, Inc., “A”	119,956	$1,847,322
Essity AB (a)	108,872	3,255,112
Kao Corp.	218,700	13,223,835
Procter & Gamble Co.	157,918	13,634,640
Reckitt Benckiser Group PLC	150,906	13,498,677

		$45,459,586
Containers - 0.3%
Brambles Ltd.	731,310	$5,299,625
Crown Holdings, Inc. (a)	29,377	1,767,614

		$7,067,239
Electrical Equipment - 2.1%
IMI PLC	107,732	$1,748,490
Johnson Controls International PLC	257,114	10,641,948
Legrand S.A.	82,051	6,094,952
OMRON Corp.	96,700	5,396,331
Schneider Electric S.A.	216,887	19,061,750
Spectris PLC	70,936	2,411,869

		$45,355,340
Electronics - 3.4%
Analog Devices, Inc.	44,742	$4,084,945
Halma PLC	233,080	3,659,061
Hirose Electric Co. Ltd.	29,145	4,393,085
Intel Corp.	103,164	4,692,930
Samsung Electronics Co. Ltd.	3,290	8,098,905
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	738,490	31,260,282
Texas Instruments, Inc.	166,586	16,107,200

		$72,296,408
Energy - Independent - 0.7%
Occidental Petroleum Corp.	56,834	$3,669,771
Phillips 66	72,110	6,567,779
Valero Energy Corp.	61,930	4,885,658

		$15,123,208
Energy - Integrated - 1.8%
BP PLC	928,810	$6,293,822
Chevron Corp.	39,922	4,626,561
China Petroleum & Chemical Corp.	4,624,000	3,396,252
Exxon Mobil Corp.	135,015	11,253,500
Galp Energia SGPS S.A.	241,437	4,488,557
LUKOIL PJSC, ADR	74,816	3,972,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Suncor Energy, Inc.	143,042	$4,856,398

		$38,887,820
Engineering - Construction - 0.4%
Bouygues	79,146	$3,799,743
VINCI S.A. (l)	44,438	4,350,731

		$8,150,474
Entertainment - 0.1%
Time Warner, Inc.	25,285	$2,485,263

Food & Beverages - 2.8%
Danone S.A.	80,024	$6,538,167
General Mills, Inc.	168,752	8,761,604
J.M. Smucker Co.	25,237	2,676,384
Marine Harvest A.S.A.	354,305	6,918,664
Nestle S.A.	307,202	25,834,960
P/f Bakkafrost	25,693	1,147,818
Tyson Foods, Inc., “A”	99,429	7,249,368

		$59,126,965
Food & Drug Stores - 0.4%
CVS Health Corp.	59,711	$4,091,995
Wesfarmers Ltd.	116,505	3,734,852

		$7,826,847
Forest & Paper Products - 0.1%
Svenska Cellulosa Aktiebolaget	147,160	$1,381,660

Gaming & Lodging - 0.2%
Sands China Ltd.	709,600	$3,342,708

Health Maintenance Organizations - 0.2%
Cigna Corp.	25,414	$5,012,149

Insurance - 3.8%
Aon PLC	99,900	$14,328,657
Athene Holding Ltd. (a)	69,450	3,620,429
Chubb Ltd.	50,921	7,679,905
Fairfax Financial Holdings Ltd.	15,435	8,128,590
Hiscox Ltd.	135,808	2,575,732
Legal & General Group PLC	594,385	2,107,785
MetLife, Inc.	220,424	11,810,318
Prudential Financial, Inc.	44,678	4,935,132

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Travelers Cos., Inc.	96,557	$12,788,975
Zurich Insurance Group AG	42,354	12,927,172

		$80,902,695
Machinery & Tools - 0.3%
Illinois Tool Works, Inc.	42,178	$6,601,701

Major Banks - 5.0%
Bank of New York Mellon Corp.	160,111	$8,237,711
BNP Paribas	56,175	4,386,792
China Construction Bank	9,999,000	8,920,583
Goldman Sachs Group, Inc.	30,742	7,454,320
JPMorgan Chase & Co.	222,317	22,367,313
PNC Financial Services Group, Inc.	40,122	5,488,288
Royal Bank of Canada	61,829	4,831,936
State Street Corp.	66,917	6,156,364
Sumitomo Mitsui Financial Group, Inc.	51,200	2,060,215
Svenska Handelsbanken AB	770,175	11,039,759
UBS Group AG	638,363	10,864,936
Wells Fargo & Co.	275,908	15,489,475

		$107,297,692
Medical & Health Technology & Services - 0.4%
McKesson Corp.	65,260	$8,998,049

Medical Equipment - 1.5%
Abbott Laboratories	179,921	$9,757,116
Danaher Corp.	73,547	6,786,182
Medtronic PLC	143,374	11,544,474
Thermo Fisher Scientific, Inc.	19,996	3,875,825

		$31,963,597
Metals & Mining - 0.5%
Rio Tinto PLC	240,089	$11,315,251

Natural Gas - Distribution - 0.3%
ENGIE	402,110	$6,796,453

Natural Gas - Pipeline - 0.1%
Williams Partners LP	73,818	$2,734,219

Network & Telecom - 0.2%
Cisco Systems, Inc.	132,564	$4,527,061

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.4%
Schlumberger Ltd.	131,466	$8,413,824

Other Banks & Diversified Financials - 1.6%
Agricultural Bank of China	2,888,000	$1,358,597
American Express Co.	51,114	4,882,409
Barclays Africa Group Ltd.	170,800	1,692,930
Citigroup, Inc.	79,433	5,838,326
DBS Group Holdings Ltd.	138,500	2,314,599
ING Groep N.V.	384,696	7,107,074
U.S. Bancorp	209,847	11,411,480

		$34,605,415
Pharmaceuticals - 4.8%
Bayer AG	127,321	$16,566,212
Eli Lilly & Co.	117,381	9,618,199
Johnson & Johnson	159,860	22,286,083
Merck & Co., Inc.	96,558	5,319,380
Novartis AG	131,518	10,836,245
Pfizer, Inc.	504,871	17,700,777
Roche Holding AG	64,109	14,811,933
Santen Pharmaceutical Co. Ltd.	364,600	5,802,929

		$102,941,758
Printing & Publishing - 0.8%
Moody’s Corp.	48,426	$6,896,347
RELX N.V.	234,762	5,302,438
Thomson Reuters Corp.	91,833	4,301,458

		$16,500,243
Railroad & Shipping - 0.2%
Canadian National Railway Co.	32,902	$2,648,282
Union Pacific Corp.	23,291	2,696,865

		$5,345,147
Real Estate - 1.4%
CK Asset Holdings Ltd.	589,000	$4,843,278
Deutsche Wohnen SE	354,963	15,118,847
Medical Properties Trust, Inc., REIT	333,732	4,415,274
Public Storage, Inc., REIT	9,728	2,016,128
Realogy Holdings Corp.	128,940	4,168,630

		$30,562,157
Restaurants - 0.0%
Greggs PLC	59,396	$1,005,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.6%
Akzo Nobel N.V.	58,840	$5,328,282
PTT Global Chemical PLC	2,799,800	6,742,444

		$12,070,726
Specialty Stores - 0.2%
Gap, Inc.	203,511	$5,289,251

Telecommunications - Wireless - 0.9%
KDDI Corp.	523,200	$13,993,207
SK Telecom Co. Ltd.	7,382	1,739,499
Vodafone Group PLC	954,714	2,733,815

		$18,466,521
Telephone Services - 0.6%
Nippon Telegraph & Telephone Corp.	70,100	$3,396,483
TDC A.S.	506,809	2,996,466
Telefonica S.A.	152,353	1,598,280
Verizon Communications, Inc.	88,390	4,231,229

		$12,222,458
Tobacco - 3.4%
Altria Group, Inc.	241,542	$15,511,827
British American Tobacco PLC	145,514	9,413,910
Imperial Brands PLC	36,786	1,500,164
Japan Tobacco, Inc.	454,300	15,024,565
Philip Morris International, Inc.	311,730	32,619,427

		$74,069,893
Trucking - 0.6%
United Parcel Service, Inc., “B”	66,071	$7,765,325
Yamato Holdings Co. Ltd.	221,900	4,552,750

		$12,318,075
Utilities - Electric Power - 1.6%
American Electric Power Co., Inc.	107,685	$8,012,841
Duke Energy Corp.	71,073	6,276,457
Exelon Corp.	253,980	10,212,536
SSE PLC	355,100	6,517,872
Xcel Energy, Inc.	69,867	3,459,814

		$34,479,520
Total Common Stocks (Identified Cost, $879,699,487)		$1,267,039,000

Portfolio of Investments – continued

Bonds - 29.6%
Issuer	Shares/Par		Value ($)
Aerospace - 0.0%
Lockheed Martin Corp., 3.55%, 1/15/2026		$795,000	$825,780

Airlines - 0.1%
Go-Ahead Group Plc, 2.5%, 7/06/2024	GBP	800,000	$1,052,093
Ryanair Ltd., 1.125%, 3/10/2023	EUR	850,000	1,012,674

			$2,064,767
Apparel Manufacturers - 0.1%
Coach, Inc., 4.125%, 7/15/2027		$1,604,000	$1,615,063

Asset-Backed & Securitized - 1.9%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 2.519%, (U.S. LIBOR-3mo. + 1.16%) 7/15/2026 (n)		$3,177,000	$3,200,716
Cent CLO LP, 2013-17A, “A1”, FLR, 2.678%, (U.S. LIBOR-3mo. + 1.3%) 1/30/2025 (n)		715,374	718,579
Cent CLO LP, 2014-21A, “A1”, FLR, 2.584%, (U.S. LIBOR-3mo. + 1.21%) 7/27/2026 (n)		2,164,336	2,169,798
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 2.389%, (U.S. LIBOR-1mo. + 1.15%) 3/15/2028 (n)		1,406,460	1,411,310
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.239%, (U.S. LIBOR-1mo. + 1%) 6/15/2028 (z)		1,222,952	1,229,942
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		1,995,691	2,097,564
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)		1,372,000	1,368,261
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FLR, 2.459%, (U.S. LIBOR-3mo. + 1.1%) 7/15/2025 (n)		1,398,195	1,409,350
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.519%, (LIBOR-3mo. + 1.16%) 10/15/2026 (n)		2,966,973	2,983,469
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 3.003%, (U.S. LIBOR-3mo. + 1.65%) 1/17/2026 (n)		3,092,916	3,104,539
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FLR, 1.639%, (LIBOR-1mo. + 0.4%) 1/15/2020		5,562,000	5,566,345
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050		2,298,421	2,365,389
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FLR, 2.517%, (U.S. LIBOR-3mo. + 1.15%) 4/25/2025 (n)		1,275,940	1,283,783
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		149,386	149,371
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,620,000	2,711,683
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050		1,048,215	1,085,400
Octagon Investment Partners XV, Ltd., FLR, 2.817%, (U.S. LIBOR-3mo. + 1.45%) 10/25/2025 (n)		3,933,959	3,933,943
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,322,687	2,418,386

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		$1,013,505	$1,031,053

			$40,238,881
Automotive - 0.4%
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	800,000	$960,284
Ferrari N.V., 1.5%, 3/16/2023	EUR	1,550,000	1,853,335
General Motors Financial Co., Inc., 4.35%, 1/17/2027		$1,626,000	1,672,574
Lear Corp., 3.8%, 9/15/2027		526,000	527,768
RCI Banque S.A., 1.25%, 6/08/2022	EUR	450,000	544,730
Valeo S.A., 1.625%, 3/18/2026	EUR	400,000	492,294
Volkswagen International Finance N.V., 2.7% to 12/14/2022, FLR to 12/31/2049	EUR	600,000	721,625
Volkswagen Leasing GmbH, 1.375%, 1/20/2025	EUR	1,050,000	1,245,133

			$8,017,743
Banks & Diversified Financials (Covered Bonds) - 0.0%
CaixaBank S.A., 1.125%, 1/12/2023	EUR	900,000	$1,046,933

Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/2020		$432,000	$468,700

Broadcasting - 0.1%
ProSiebenSat.1 Media SE, 2.625%, 4/15/2021	EUR	1,090,000	$1,349,270
Relx Finance B.V., 1%, 3/22/2024	EUR	600,000	713,575
SES S.A., 3.6%, 4/04/2023 (n)		$635,000	641,096

			$2,703,941
Brokerage & Asset Managers - 0.2%
CME Group, Inc., 3%, 3/15/2025		$991,000	$1,009,301
E*TRADE Financial Corp., 2.95%, 8/24/2022		822,000	822,392
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		538,000	548,942
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		883,000	928,574
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		715,000	728,969
TD Ameritrade Holding Corp., 3.3%, 4/01/2027		1,150,000	1,164,235

			$5,202,413
Building - 0.1%
Imerys S.A., 1.5%, 1/15/2027	EUR	700,000	$835,168
Martin Marietta Materials, Inc., 4.25%, 7/02/2024		$400,000	423,263
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		544,000	539,863
Mohawk Industries, Inc., 2%, 1/14/2022	EUR	800,000	993,407

			$2,791,701

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.1%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,211,000	$1,214,251
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		320,000	334,057
Fidelity National Information Services, Inc., 5%, 10/15/2025		114,000	126,952
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,032,000	1,001,409

			$2,676,669
Cable TV - 0.3%
Charter Communications Operating LLC, 6.384%, 10/23/2035		$1,175,000	$1,354,161
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		595,000	597,481
Cox Communications, Inc., 4.6%, 8/15/2047 (n)		1,347,000	1,337,288
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		895,000	896,885
NBCUniversal Media LLC, 5.15%, 4/30/2020		728,000	784,022
Shaw Communications, 5.65%, 10/01/2019	CAD	718,000	592,805
Sky PLC, 2.5%, 9/15/2026	EUR	900,000	1,141,319

			$6,703,961
Chemicals - 0.1%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,031,000	$1,002,712
LYB International Finance II B.V., 1.875%, 3/02/2022	EUR	1,100,000	1,353,382
LyondellBasell Industries N.V., 5%, 4/15/2019		$299,000	309,292

			$2,665,386
Computer Software - 0.1%
Microsoft Corp., 4.1%, 2/06/2037		$1,301,000	$1,422,479
Oracle Corp., 3.4%, 7/08/2024		837,000	876,096

			$2,298,575
Computer Software - Systems - 0.2%
Apple, Inc., 2.7%, 5/13/2022		$1,598,000	$1,625,802
Apple, Inc., 4.5%, 2/23/2036		1,752,000	1,996,539
Apple, Inc., 3.6%, 7/31/2042	GBP	400,000	618,874
Apple, Inc., 4.25%, 2/09/2047		$348,000	373,150

			$4,614,365
Conglomerates - 0.1%
Johnson Controls International PLC, 1.375%, 2/25/2025	EUR	470,000	$564,254
Johnson Controls International PLC, 4.5%, 2/15/2047		$284,000	298,553
Parker-Hannifin Corp., 4.1%, 3/01/2047 (n)		727,000	760,080
Smiths Group PLC, 2%, 2/23/2027	EUR	800,000	973,758

			$2,596,645
Consumer Products - 0.2%
Essity AB, 1.625%, 3/30/2027	EUR	1,100,000	$1,326,820
Newell Brands, Inc., 3.75%, 10/01/2021 (z)	EUR	600,000	784,919

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - continued
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$731,000	$761,766
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		1,416,000	1,381,184

			$4,254,689
Consumer Services - 0.3%
G4S International Finance PLC, 1.5%, 6/02/2024	EUR	700,000	$830,321
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	1,100,000	1,321,425
Priceline Group, Inc., 3.55%, 3/15/2028		$587,000	591,704
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	340,000	427,972
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	1,400,000	1,676,933
Visa, Inc., 4.15%, 12/14/2035		$984,000	1,074,369
Visa, Inc., 3.65%, 9/15/2047		658,000	656,417

			$6,579,141
Containers - 0.1%
DS Smith PLC, 1.375%, 7/26/2024	EUR	1,100,000	$1,299,402

Electronics - 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027 (n)		$1,771,000	$1,822,048
Tyco Electronics Group S.A., 2.375%, 12/17/2018		522,000	524,067
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	1,025,000	1,227,796

			$3,573,911
Emerging Market Quasi-Sovereign - 0.7%
BRPL International Singapore Pte Ltd., 4.375%, 1/18/2027		$3,379,000	$3,522,118
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		3,486,000	3,560,860
Office Cherifien des Phosphates S.A., 6.875%, 4/25/2044 (n)		1,590,000	1,792,566
Pertamina, 6%, 5/03/2042 (n)		3,240,000	3,707,995
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)		1,636,000	1,639,346

			$14,222,885
Emerging Market Sovereign - 0.2%
Republic of Hungary, 5.375%, 2/21/2023		$3,148,000	$3,525,760
Republic of Indonesia, 2.875%, 7/08/2021 (z)	EUR	400,000	504,380
Republic of Indonesia, 2.875%, 7/08/2021	EUR	200,000	252,190
Republic of Indonesia, 2.15%, 7/18/2024 (z)	EUR	638,000	768,814

			$5,051,144
Energy - Independent - 0.2%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$3,609,000	$3,548,766

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - 0.1%
AerCap Ireland Capital Co., 3.65%, 7/21/2027		$1,592,000	$1,590,826
International Lease Finance Corp., 7.125%, 9/01/2018 (n)		569,000	592,762

			$2,183,588
Food & Beverages - 0.7%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	660,000	$781,832
Anheuser-Busch InBev S.A., 5.375%, 1/15/2020		$1,008,000	1,081,479
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		376,000	396,655
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		1,251,000	1,287,713
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		1,847,000	2,022,205
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	850,000	1,040,163
Danone S.A., 2.077%, 11/02/2021 (n)		$1,298,000	1,275,914
Danone S.A., 2.589%, 11/02/2023 (n)		3,035,000	2,981,345
Fomento Economico Mexicano S.A.B. de C.V., 1.75%, 3/20/2023	EUR	1,000,000	1,215,335
Kraft Heinz Foods Co., 5.2%, 7/15/2045		$128,000	139,575
Kraft Heinz Foods Co., 4.375%, 6/01/2046		545,000	532,186
PepsiCo, Inc., 3.1%, 7/17/2022		1,651,000	1,706,849
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		277,000	281,191
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	309,426

			$15,051,868
Food & Drug Stores - 0.0%
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		$1,042,000	$1,053,069

Gaming & Lodging - 0.1%
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	1,060,000	$1,526,946

Insurance - 0.1%
American International Group, Inc., 1.875%, 6/21/2027	EUR	430,000	$512,054
BUPA Finance PLC, 2%, 4/05/2024	GBP	700,000	924,753
Hiscox Ltd., 6.125% to 11/24/2025, FLR to 11/24/2045	GBP	500,000	763,826
NN Group N.V. , 4.625% to 4/08/2024, FLR to 4/08/2044	EUR	500,000	674,791

			$2,875,424
Insurance - Health - 0.1%
Aetna, Inc., 2.8%, 6/15/2023		$1,094,000	$1,087,169
UnitedHealth Group, Inc., 2.7%, 7/15/2020		1,536,000	1,564,464

			$2,651,633
Insurance - Property & Casualty - 0.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$694,000	$703,663
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		475,000	536,649
Chubb Corp., FLR, 3.609% (LIBOR-3mo. + 2.25%), 3/29/2067		730,000	726,350
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		284,000	286,151

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		$958,000	$1,018,771
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	EUR	500,000	635,760
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	280,000	356,026
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018		$293,000	294,733
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		500,000	517,941
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		532,000	573,684
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR to 5/24/2041	GBP	300,000	448,728
XLIT Ltd., 3.25% to 6/29/2027, FLR to 6/29/2047	EUR	1,120,000	1,311,155

			$7,409,611
International Market Quasi-Sovereign - 0.2%
Israel Electric Corp. Ltd., 5.625%, 6/21/2018 (n)		$735,000	$749,774
KFW Government Development Banks, 4%, 2/27/2025	AUD	300,000	244,495
Statoil A.S.A., 4.25%, 11/23/2041		$660,000	702,370
Statoil A.S.A., FLR, 1.605%, (U.S. LIBOR-3mo. + 0.29%) 5/15/2018		477,000	477,588
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)		1,450,000	1,443,798

			$3,618,025
International Market Sovereign - 10.8%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	8,409,000	$7,248,010
Commonwealth of Australia, 2.75%, 11/21/2027	AUD	3,739,000	2,878,633
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	1,200,000	997,455
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	3,952,000	6,043,347
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	5,017,000	6,026,796
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	837,000	1,632,952
Federal Republic of Germany, 4%, 1/04/2037	EUR	1,750,000	3,148,036
Government of Canada , 0.5%, 3/01/2022	CAD	18,602,000	13,766,576
Government of Canada, 4.25%, 6/01/2018	CAD	7,496,000	5,913,130
Government of Canada, 2.5%, 6/01/2024	CAD	4,040,000	3,274,714
Government of Canada, 5.75%, 6/01/2033	CAD	4,267,000	4,865,127
Government of Canada, 4%, 6/01/2041	CAD	2,260,000	2,284,017
Government of Japan, 1.8%, 3/20/2043	JPY	854,800,000	9,301,875
Government of Japan, 0.4%, 9/20/2025	JPY	74,350,000	674,672
Government of Japan, 2.2%, 9/20/2027	JPY	1,823,700,000	19,401,262
Government of Japan, 1.7%, 9/20/2032	JPY	1,310,550,000	13,834,627
Government of Japan, 1.5%, 3/20/2034	JPY	1,932,700,000	19,929,901
Government of Japan, 2.4%, 3/20/2037	JPY	978,400,000	11,480,937
Government of Japan, 2%, 3/20/2052	JPY	197,000,000	2,266,267
Kingdom of Belgium, 4%, 3/28/2032	EUR	4,256,000	6,974,750
Kingdom of Belgium, 4.5%, 3/28/2026	EUR	912,000	1,432,644
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	19,750,000	3,480,384
Kingdom of Spain, 5.4%, 1/31/2023	EUR	4,819,000	7,069,251

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of Spain, 2.75%, 10/31/2024	EUR	4,600,000	$6,058,791
Kingdom of Spain, 5.15%, 10/31/2028	EUR	2,202,000	3,484,624
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	3,725,000	6,531,258
Republic of Austria, 1.75%, 10/20/2023	EUR	2,820,000	3,641,477
Republic of France, 4.75%, 4/25/2035	EUR	1,858,000	3,381,357
Republic of France, 4.5%, 4/25/2041	EUR	2,471,000	4,621,211
Republic of Ireland, 5.4%, 3/13/2025	EUR	504,000	802,109
Republic of Italy, 5.5%, 9/01/2022	EUR	11,085,000	15,915,390
Republic of Italy, 3.75%, 3/01/2021	EUR	6,905,000	9,008,243
Republic of Italy, 2.5%, 12/01/2024	EUR	5,976,000	7,532,083
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	172,000	291,140
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	696,000	1,232,755
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	2,761,000	5,053,508
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	5,259,000	8,853,075
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	711,000	1,413,467
United Kingdom Treasury, 4%, 1/22/2060	GBP	700,000	1,560,817

			$233,306,668
Local Authorities - 0.1%
Province of Alberta, 4.5%, 12/01/2040	CAD	710,000	$673,914
Province of British Columbia, 2.3%, 6/18/2026	CAD	1,895,000	1,448,828

			$2,122,742
Major Banks - 1.8%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)		$532,000	$531,491
ABN AMRO Bank N.V., 2.875%, 1/18/2028	EUR	500,000	636,570
Bank of America Corp., 1.75%, 6/05/2018		$2,250,000	2,251,130
Bank of America Corp., 2.625%, 4/19/2021		3,368,000	3,384,763
Bank of America Corp., 3.5%, 4/19/2026		1,418,000	1,443,463
Bank of America Corp., 3.248%, 10/21/2027		1,844,000	1,814,956
Barclays Bank PLC, 6%, 1/14/2021	EUR	742,000	1,007,493
Barclays Bank PLC, 6.75% to 1/16/18, FLR to 1/16/2023	GBP	400,000	537,439
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	200,000	343,638
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$1,261,000	1,428,083
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		642,000	644,345
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		1,181,000	1,322,124
Goldman Sachs Group, Inc., 3.85%, 1/26/2027		2,018,000	2,064,777
HSBC Bank PLC, FLR, 1.955%, (U.S. LIBOR-3mo. + 0.64%) 5/15/2018 (n)		1,116,000	1,119,333
HSBC Holdings PLC, 4.375%, 11/23/2026		1,075,000	1,130,498
JPMorgan Chase & Co., 4.5%, 1/24/2022		1,532,000	1,653,857
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,811,000	1,779,044
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR to 5/01/2028		1,187,000	1,198,732

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 4.26% to 2/22/2047, FLR to 2/22/2048		$1,249,000	$1,314,591
Morgan Stanley, 2.2%, 12/07/2018		720,000	722,130
Morgan Stanley, 2.5%, 4/21/2021		860,000	861,888
Morgan Stanley, 5.5%, 7/28/2021		490,000	541,379
Morgan Stanley, 3.125%, 7/27/2026		1,211,000	1,193,410
Morgan Stanley, 2.625%, 3/09/2027	GBP	640,000	860,349
Morgan Stanley, 3.95%, 4/23/2027		$1,588,000	1,619,601
Morgan Stanley, FLR, 0.63% (LIBOR-3mo. + 0.38%), 11/09/2021	EUR	600,000	699,676
Nordea Bank AB, 1% to 9/07/2021, FLR to 9/07/2026	EUR	600,000	707,644
PNC Bank N.A., 2.6%, 7/21/2020		$857,000	867,480
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	1,200,000	1,459,665
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR to 8/15/2023 (n)		$1,972,000	1,969,239
Wells Fargo & Co., 3.3%, 9/09/2024		500,000	508,400
Wells Fargo & Co., 4.1%, 6/03/2026		649,000	675,673

			$38,292,861
Medical & Health Technology & Services - 0.5%
Baxter International, Inc., 1.3%, 5/30/2025	EUR	930,000	$1,102,723
Becton, Dickinson and Co., 3.734%, 12/15/2024		$932,000	957,832
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,034,000	1,059,399
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		642,000	667,492
Northwell Healthcare, Inc., 3.979%, 11/01/2046		171,000	163,339
Northwell Healthcare, Inc., 4.26%, 11/01/2047		1,265,000	1,264,711
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		1,983,000	1,969,321
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,872,000	1,894,781
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		617,000	603,930

			$9,683,528
Metals & Mining - 0.1%
Cameco Corp., 5.67%, 9/02/2019	CAD	724,000	$585,407
Glencore Finance (Europe) S.A., 1.25%, 3/17/2021	EUR	1,010,000	1,214,405

			$1,799,812
Midstream - 0.4%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$685,000	$716,141
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		1,716,000	1,740,476
Enterprise Products Operating LLC, 1.65%, 5/07/2018		1,350,000	1,349,644
ONEOK, Inc., 4.95%, 7/13/2047		1,972,000	2,017,049
Phillips 66 Partners LP, 3.75%, 3/01/2028		521,000	522,979
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		1,376,000	1,403,608

			$7,749,897

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 3.1%
Fannie Mae, 3.746%, 7/01/2018	$194,980	$196,955
Fannie Mae, 2.578%, 9/25/2018	466,894	466,847
Fannie Mae, 5.1%, 3/01/2019	302,921	310,631
Fannie Mae, 5.18%, 3/01/2019	303,514	311,297
Fannie Mae, 4.57%, 5/01/2019	215,953	221,449
Fannie Mae, 5%, 12/01/2020 - 8/01/2040	2,816,923	3,079,808
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046	12,269,535	13,202,675
Fannie Mae, 5.5%, 1/01/2037	40,487	45,222
Fannie Mae, 6%, 9/01/2037 - 6/01/2038	384,324	436,719
Fannie Mae, 4%, 11/01/2040 - 2/01/2041	5,663,087	5,969,902
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047	4,547,595	4,703,758
Freddie Mac, 3.868%, 11/25/2017	118,569	118,431
Freddie Mac, 2.412%, 8/25/2018	776,758	778,559
Freddie Mac, 5.085%, 3/25/2019	589,000	608,352
Freddie Mac, 1.883%, 5/25/2019	1,250,000	1,250,966
Freddie Mac, 3.32%, 7/25/2020	59,997	60,704
Freddie Mac, 3.064%, 8/25/2024	4,167,292	4,292,223
Freddie Mac, 2.673%, 3/25/2026	3,500,000	3,487,149
Freddie Mac, 3.243%, 4/25/2027	3,496,000	3,608,641
Freddie Mac, 3.117%, 6/25/2027	1,483,189	1,515,486
Freddie Mac, 3.194%, 7/25/2027	4,864,000	5,001,510
Freddie Mac, 3.244%, 8/25/2027	4,271,000	4,388,312
Freddie Mac, 5.5%, 7/01/2037	85,311	94,742
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	3,629,783	3,890,632
Freddie Mac, 5%, 7/01/2041	1,902,533	2,091,201
Freddie Mac, 3.5%, 1/01/2047	3,002,417	3,088,610
Ginnie Mae, 5%, 5/15/2040	626,711	683,859
Ginnie Mae, 3.5%, 6/20/2043	1,716,713	1,790,524

		$65,695,164
Municipals - 0.0%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	$100,000	$101,716
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	425,000	425,731

		$527,447
Natural Gas - Distribution - 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$1,037,000	$1,036,255
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	1,440,000	1,499,400

		$2,535,655

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - 0.4%
AT&T, Inc., 1.8%, 9/04/2026	EUR	300,000	$360,952
AT&T, Inc., 4.9%, 8/14/2037		$1,020,000	1,017,833
AT&T, Inc., 4.25%, 6/01/2043	GBP	500,000	698,513
AT&T, Inc., 4.75%, 5/15/2046		$983,000	927,240
British Telecommunications PLC, 5.75%, 12/07/2028	GBP	315,000	538,150
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	900,000	1,081,361
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$3,399,000	3,521,658
Verizon Communications, Inc., 4.812%, 3/15/2039		782,000	803,333

			$8,949,040
Oils - 0.2%
Marathon Petroleum Corp., 3.4%, 12/15/2020		$524,000	$539,879
Marathon Petroleum Corp., 3.625%, 9/15/2024		1,138,000	1,166,880
Neste Oyj, 1.5%, 6/07/2024	EUR	600,000	713,312
Phillips 66, 4.875%, 11/15/2044		$750,000	835,493

			$3,255,564
Other Banks & Diversified Financials - 0.4%
Arion Banki, 2.5%, 4/26/2019	EUR	274,000	$330,553
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	600,000	767,790
BPCE S.A., 4.5%, 3/15/2025 (n)		$300,000	313,246
BPCE S.A., 5.25%, 4/16/2029	GBP	600,000	946,306
Citizens Bank N.A., 2.55%, 5/13/2021		$848,000	851,489
Citizens Financial Group, Inc., 2.375%, 7/28/2021		1,005,000	997,029
Deutsche Bank AG, 1.875%, 2/28/2020	GBP	800,000	1,068,318
ING Groep N.V., 3.95%, 3/29/2027		$1,026,000	1,074,110
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	550,000	822,593
Islandsbanki, 1.75%, 9/07/2020	EUR	1,250,000	1,508,987

			$8,680,421
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 2.3%, 6/01/2021		$534,000	$520,234

Pharmaceuticals - 0.1%
Celgene Corp., 2.875%, 8/15/2020		$2,203,000	$2,237,026
Gilead Sciences, Inc., 2.35%, 2/01/2020		661,000	666,893

			$2,903,919
Real Estate - Apartment - 0.1%
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	1,100,000	$1,287,031
Vonovia Finance B.V., 2.125%, 7/09/2022	EUR	500,000	632,979

			$1,920,010

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Office - 0.2%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$669,000	$678,886
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,650,000	2,044,738
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	600,000	702,973

			$3,426,597
Real Estate - Retail - 0.0%
Simon International Finance S.C.A., 1.375%, 11/18/2022	EUR	600,000	$733,331

Retailers - 0.3%
Best Buy Co., Inc., 5.5%, 3/15/2021		$1,974,000	$2,147,284
Home Depot, Inc., 2.625%, 6/01/2022		1,400,000	1,424,274
Home Depot, Inc., 3%, 4/01/2026		916,000	922,077
Home Depot, Inc., 4.875%, 2/15/2044		500,000	583,605
Kering, 1.25%, 5/10/2026	EUR	600,000	721,992

			$5,799,232
Specialty Chemicals - 0.0%
Ecolab, Inc., 2.625%, 7/08/2025	EUR	525,000	$686,222

Supermarkets - 0.0%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	$619,939

Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	600,000	$465,971
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	440,000	366,672
International Finance Corp., 3.25%, 7/22/2019	AUD	635,000	496,103

			$1,328,746
Telecommunications - Wireless - 0.2%
American Tower Corp., REIT, 3.5%, 1/31/2023		$502,000	$517,184
American Tower Corp., REIT, 4%, 6/01/2025		1,250,000	1,298,353
Crown Castle International Corp., 2.25%, 9/01/2021		1,466,000	1,452,372
Crown Castle International Corp., 3.7%, 6/15/2026		515,000	516,508
SBA Tower Trust, 2.898%, 10/11/2044 (n)		588,000	592,543

			$4,376,960
Telephone Services - 0.1%
Chorus Ltd., 1.125%, 10/18/2023	EUR	600,000	$708,471
TELUS Corp., 5.05%, 7/23/2020	CAD	734,000	611,966

			$1,320,437

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Tobacco - 0.2%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	750,000	$887,982
B.A.T. International Finance PLC, 1.25%, 3/13/2027	EUR	600,000	696,209
Imperial Brands Finance PLC, 1.375%, 1/27/2025	EUR	550,000	654,141
Reynolds American, Inc., 8.125%, 6/23/2019		$434,000	475,796
Reynolds American, Inc., 4.45%, 6/12/2025		255,000	274,475
Reynolds American, Inc., 5.7%, 8/15/2035		798,000	941,888

			$3,930,491
Transportation - Services - 0.3%
Autostrade per L’Italia S.p.A., 1.125%, 11/04/2021	EUR	800,000	$970,099
Autostrade per L’Italia S.p.A., 1.75%, 6/26/2026	EUR	410,000	498,730
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	700,000	781,224
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$627,000	831,649
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	700,000	846,493
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	375,000	634,948
Transurban Finance Co., 1.75%, 3/29/2028	EUR	800,000	956,715

			$5,519,858
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 5.09%, 10/01/2025		$22,665	$23,901
Small Business Administration, 5.21%, 1/01/2026		306,872	325,325
Small Business Administration, 5.31%, 5/01/2027		191,803	203,671
Small Business Administration, 2.22%, 3/01/2033		816,847	806,890

			$1,359,787
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bonds, 5.25%, 2/15/2029		$3,727,000	$4,777,257
U.S. Treasury Bonds, 4.5%, 2/15/2036		3,814,000	4,882,963
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		8,234,600	10,614,592
U.S. Treasury Bonds, 3.625%, 2/15/2044		10,100,000	11,570,813
U.S. Treasury Notes, 1.125%, 6/15/2018		2,986,000	2,981,799

			$34,827,424
Utilities - Electric Power - 1.1%
American Electric Power Co., Inc., 1.65%, 12/15/2017		$528,000	$528,052
CMS Energy Corp., 5.05%, 3/15/2022		631,000	693,007
DTE Electric Co., 3.7%, 3/15/2045		700,000	693,052
Duke Energy Corp., 2.65%, 9/01/2026		1,361,000	1,306,111
Duke Energy Florida LLC, 3.2%, 1/15/2027		2,500,000	2,524,858
EDP Finance B.V., 4.9%, 10/01/2019 (n)		462,000	484,909
EDP Finance B.V., 4.125%, 1/20/2021	EUR	700,000	920,460
EDP Finance B.V., 2%, 4/22/2025	EUR	500,000	622,405
Emera U.S. Finance LP, 2.7%, 6/15/2021		$339,000	340,540

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Emera U.S. Finance LP, 3.55%, 6/15/2026		$387,000	$390,675
Enel Americas S.A., 4%, 10/25/2026		3,133,000	3,187,828
Enel Finance International N.V., 5.625%, 8/14/2024	GBP	400,000	643,479
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		$1,740,000	1,850,644
Exelon Corp., 3.497%, 6/01/2022		636,000	654,571
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	700,000	1,133,004
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$1,540,000	1,586,145
PPL Capital Funding, Inc., 3.1%, 5/15/2026		1,269,000	1,252,621
PPL Capital Funding, Inc., 5%, 3/15/2044		331,000	380,360
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		189,000	204,420
Progress Energy, Inc., 7.05%, 3/15/2019		460,000	491,096
Public Service Enterprise Group, 2%, 11/15/2021		1,750,000	1,710,966
Virginia Electric & Power Co., 3.5%, 3/15/2027		2,000,000	2,074,698

			$23,673,901
Total Bonds (Identified Cost, $625,089,206)			$636,977,512

Convertible Preferred Stocks - 0.1%
Utilities - Electric Power - 0.1%
NextEra Energy, Inc., 6.123%		15,054	$858,078
NextEra Energy, Inc., 6.371%		18,726	1,306,139
Total Convertible Preferred Stocks (Identified Cost, $2,112,955)			$2,164,217

Preferred Stocks - 0.6%
Automotive - 0.1%
Hyundai Motor Co.		14,855	$1,498,295

Consumer Products - 0.5%
Henkel AG & Co. KGaA		84,786	$11,900,938
Total Preferred Stocks (Identified Cost, $5,603,573)			$13,399,233

Investment Companies (h) - 10.4%
Money Market Funds - 10.4%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $222,225,316)		222,231,761	$222,231,761

Collateral for Securities Loaned - 0.2%
JPMorgan U.S. Government Money Market Fund, 0.97% (j) (Identified Cost, $4,092,874)		4,092,874	$4,092,874

Other Assets, Less Liabilities - 0.2%			5,219,907
Net Assets - 100.0%			$2,151,124,504

Portfolio of Investments – continued

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $222,231,761 and $1,923,672,836, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $68,767,042 representing 3.2% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR (U.S. LIBOR-1mo. + 1%) 2.239%, 6/15/2028	6/14/16	$1,222,952	$1,229,942
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	314,063	356,026
Newell Brands, Inc., 3.75%, 10/01/2021	9/13/16	739,353	784,919
Republic of Indonesia, 2.875%, 7/08/2021	7/02/14	544,023	504,380
Republic of Indonesia, 2.15%, 7/18/2024	7/11/17	730,075	768,814
Total Restricted Securities			$3,644,081
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Insurers
NATL	National Public Finance Guarantee Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone

Portfolio of Investments – continued

EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 10/31/17

Forward Foreign Currency Exchange Contracts at 10/31/17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	466,335	USD	545,523	Goldman Sachs International	1/12/2018	$26
GBP	1,134,306	USD	1,502,844	Barclays Bank PLC	1/12/2018	7,218
GBP	594,417	USD	786,588	JPMorgan Chase Bank	1/12/2018	4,739
INR	42,000,000	USD	643,777	Barclays Bank PLC	11/1/2017	4,659
INR	541,228,000	USD	8,299,070	Barclays Bank PLC	11/30/2017	25,162
KRW	10,363,620,000	USD	9,101,513	Barclays Bank PLC	11/15/2017	149,396
KRW	99,026,000	USD	86,908	JPMorgan Chase Bank	11/15/2017	1,486
USD	1,096,147	DKK	6,849,984	Barclays Bank PLC	1/12/2018	18,970
USD	15,738,471	CAD	19,654,359	Citibank N.A.	1/12/2018	491,994
USD	394,884	JPY	44,246,000	Citibank N.A.	1/12/2018	4,262
USD	1,055,126	EUR	892,491	Deutsche Bank AG	1/12/2018	11,034
USD	2,372,523	NOK	18,804,000	Deutsche Bank AG	1/12/2018	65,933
USD	302,261	CAD	377,000	Goldman Sachs International	1/12/2018	9,811
USD	608,843	CHF	591,000	Goldman Sachs International	1/12/2018	13,355
USD	6,760,776	EUR	5,682,000	Goldman Sachs International	1/12/2018	113,608
USD	9,480,300	AUD	12,194,504	JPMorgan Chase Bank	1/12/2018	153,346
USD	4,184,964	EUR	3,515,000	JPMorgan Chase Bank	1/12/2018	72,891
USD	14,382,565	NOK	114,544,000	JPMorgan Chase Bank	1/12/2018	332,039
USD	15,735,321	CAD	19,654,359	Merrill Lynch International Bank	1/12/2018	488,843
USD	1,551,469	EUR	1,303,000	UBS AG	1/12/2018	27,136

						$1,995,908

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/17 - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
CAD	6,622,000	USD	5,225,698	Goldman Sachs International	1/12/2018	$(88,813)
CHF	4,995,000	USD	5,167,304	Goldman Sachs International	1/12/2018	(134,375)
CZK	12,895,000	USD	593,746	Goldman Sachs International	1/12/2018	(5,566)
EUR	2,704,846	USD	3,218,561	Brown Brothers Harriman Co.	1/12/2018	(54,259)
EUR	26,533,740	USD	31,475,504	Goldman Sachs International	1/12/2018	(434,634)
EUR	8,500,114	USD	10,047,475	Morgan Stanley Capital Services, Inc.	1/19/2018	(99,281)
ILS	2,402,000	USD	689,954	Barclays Bank PLC	1/12/2018	(6,099)
INR	499,228,000	USD	7,761,026	Barclays Bank PLC	11/1/2017	(53,471)
JPY	6,555,711,509	USD	58,718,206	Goldman Sachs International	1/12/2018	(841,710)
JPY	44,163,088	USD	392,780	JPMorgan Chase Bank	1/12/2018	(2,890)
MXN	40,995,289	USD	2,157,567	JPMorgan Chase Bank	1/12/2018	(45,999)
MYR	9,437,863	USD	2,236,195	Barclays Bank PLC	11/20/2017	(8,696)
NOK	140,206,801	USD	17,733,891	Goldman Sachs International	1/12/2018	(535,440)
NZD	1,325,980	USD	936,062	JPMorgan Chase Bank	1/12/2018	(29,830)
PLN	5,974,803	USD	1,658,627	JPMorgan Chase Bank	1/12/2018	(16,348)
RUB	151,017,000	USD	2,611,973	Barclays Bank PLC	11/20/2017	(37,484)
RUB	83,479,000	USD	1,444,963	Goldman Sachs International	11/20/2017	(21,841)
RUB	50,020,000	USD	869,603	JPMorgan Chase Bank	11/8/2017	(15,149)
RUB	245,669,000	USD	4,246,655	JPMorgan Chase Bank	11/20/2017	(58,570)
SEK	31,168,843	USD	3,881,387	Deutsche Bank AG	1/12/2018	(140,775)
SGD	2,287,000	USD	1,688,564	JPMorgan Chase Bank	1/12/2018	(9,564)
THB	56,073,750	USD	1,696,916	JPMorgan Chase Bank	11/17/2017	(9,567)
USD	8,328,122	INR	541,228,000	Barclays Bank PLC	11/1/2017	(27,869)
USD	7,552,841	EUR	6,493,716	Deutsche Bank AG	1/12/2018	(43,924)
USD	502,522	GBP	377,756	Goldman Sachs International	1/12/2018	(372)
USD	4,415,596	KRW	5,000,000,000	JPMorgan Chase Bank	11/15/2017	(47,569)
USD	1,451,465	GBP	1,100,000	JPMorgan Chase Bank	1/12/2018	(12,927)
ZAR	13,302,933	USD	958,514	JPMorgan Chase Bank	1/12/2018	(29,088)

						$(2,812,110)

Portfolio of Investments – continued

Futures Contracts at 10/31/17

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	10	$1,339,219	December - 2017	$6,211
U.S. Treasury Note 10 yr	Short	USD	35	4,372,813	December - 2017	62,230

						$68,441

At October 31, 2017, the fund had cash collateral of $1,743,000 and other liquid securities with an aggregate value of $55,428 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash in the Statement of Assets and Liabilities is comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $3,915,382 of securities on loan (identified cost, $1,516,598,095)	$1,923,672,836
Investments in affiliated issuers, at value (identified cost, $222,225,316)	222,231,761
Cash	420,734
Foreign currency, at value (identified cost, $323,273)	323,273
Restricted cash for
Forward foreign currency exchange contracts	1,743,000
Receivables for
Forward foreign currency exchange contracts	1,995,908
Daily variation margin on open futures contracts	3,207
Investments sold	1,909,384
Fund shares sold	6,950,231
Interest and dividends	7,714,958
Receivable from investment adviser	49,695
Other assets	15
Total assets	$2,167,015,002
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,812,110
Investments purchased	6,014,045
Fund shares reacquired	1,871,505
Collateral for securities loaned, at value	4,092,874
Payable to affiliates
Shareholder servicing costs	612,028
Distribution and service fees	32,797
Payable for independent Trustees’ compensation	3,538
Deferred country tax expense payable	236,137
Accrued expenses and other liabilities	215,464
Total liabilities	$15,890,498
Net assets	$2,151,124,504
Net assets consist of
Paid-in capital	$1,734,591,253
Unrealized appreciation (depreciation) (net of $236,137 deferred country tax)	406,110,109
Accumulated net realized gain (loss)	8,600,006
Undistributed net investment income	1,823,136
Net assets	$2,151,124,504
Shares of beneficial interest outstanding	119,360,539

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$781,298,200	43,205,367	$18.08
Class B	48,597,586	2,640,367	18.41
Class C	337,099,163	18,569,166	18.15
Class I	585,359,616	32,692,516	17.91
Class R1	2,577,928	142,576	18.08
Class R2	21,141,117	1,181,485	17.89
Class R3	21,193,081	1,175,320	18.03
Class R4	6,063,270	334,827	18.11
Class R6	347,794,543	19,418,915	17.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.18 [100 / 94.25 x $18.08]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$34,130,935
Interest	15,419,296
Dividends from affiliated issuers	1,355,414
Income on securities loaned	97,633
Other	21,241
Foreign taxes withheld	(2,023,987)
Total investment income	$49,000,532
Expenses
Management fee	$15,571,745
Distribution and service fees	6,054,952
Shareholder servicing costs	2,067,193
Administrative services fee	328,479
Independent Trustees’ compensation	33,398
Custodian fee	355,900
Reimbursement of custodian expenses	(71,079)
Shareholder communications	208,806
Audit and tax fees	76,428
Legal fees	26,070
Miscellaneous	266,106
Total expenses	$24,917,998
Fees paid indirectly	(6,301)
Reduction of expenses by investment adviser and distributor	(2,277,703)
Net expenses	$22,633,994
Net investment income (loss)	$26,366,538
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $13,239 country tax)	$39,973,756
Affiliated issuers	(7,971)
Futures contracts	(141,529)
Forward foreign currency exchange contracts	(5,019,853)
Foreign currency	(21,078)
Net realized gain (loss)	$34,783,325
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $204,281 increase in deferred country tax)	$164,552,559
Affiliated issuers	6,445
Futures contracts	58,712
Forward foreign currency exchange contracts	2,026,339
Translation of assets and liabilities in foreign currencies	150,647
Net unrealized gain (loss)	$166,794,702
Net realized and unrealized gain (loss)	$201,578,027
Change in net assets from operations	$227,944,565

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$26,366,538	$25,001,076
Net realized gain (loss)	34,783,325	(14,900,619)
Net unrealized gain (loss)	166,794,702	54,518,324
Change in net assets from operations	$227,944,565	$64,618,781
Distributions declared to shareholders
From net investment income	$(31,624,677)	$(10,030,672)
From net realized gain	—	(56,436,387)
Total distributions declared to shareholders	$(31,624,677)	$(66,467,059)
Change in net assets from fund share transactions	$64,972,378	$370,776,475
Total change in net assets	$261,292,266	$368,928,197
Net assets
At beginning of period	1,889,832,238	1,520,904,041
At end of period (including undistributed net investment income of $1,823,136 and $10,683,170, respectively)	$2,151,124,504	$1,889,832,238

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.42		$16.49	$16.80	$16.32	$14.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.26	$0.25	$0.32	$0.24
Net realized and unrealized gain (loss)	1.70		0.40	(0.22)	0.55	1.91
Total from investment operations	$1.93		$0.66	$0.03	$0.87	$2.15
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.11)	$(0.16)	$(0.32)	$(0.22)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.27)		$(0.73)	$(0.34)	$(0.39)	$(0.22)
Net asset value, end of period (x)	$18.08		$16.42	$16.49	$16.80	$16.32
Total return (%) (r)(s)(t)(x)	11.88	(c)	4.21	0.20	5.41	15.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	(c)	1.27	1.28	1.27	1.28
Expenses after expense reductions (f)	1.08	(c)	1.12	1.13	1.17	1.22
Net investment income (loss)	1.35	(c)	1.59	1.51	1.93	1.60
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$781,298		$823,267	$802,412	$772,769	$657,312

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.73		$16.82	$17.21	$16.70	$14.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	(c)	$0.14	$0.13	$0.20	$0.13
Net realized and unrealized gain (loss)	1.74		0.40	(0.22)	0.57	1.95
Total from investment operations	$1.85		$0.54	$(0.09)	$0.77	$2.08
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.01)	$(0.12)	$(0.19)	$(0.11)
From net realized gain on investments	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.17)		$(0.63)	$(0.30)	$(0.26)	$(0.11)
Net asset value, end of period (x)	$18.41		$16.73	$16.82	$17.21	$16.70
Total return (%) (r)(s)(t)(x)	11.11	(c)	3.37	(0.53)	4.66	14.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	(c)	2.02	2.03	2.01	2.03
Expenses after expense reductions (f)	1.84	(c)	1.87	1.88	1.92	1.97
Net investment income (loss)	0.61	(c)	0.83	0.75	1.19	0.86
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$48,598		$55,070	$60,197	$66,528	$64,457

Class C	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.51		$16.60	$17.00	$16.50	$14.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.14	$0.13	$0.20	$0.13
Net realized and unrealized gain (loss)	1.71		0.40	(0.23)	0.57	1.92
Total from investment operations	$1.81		$0.54	$(0.10)	$0.77	$2.05
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.01)	$(0.12)	$(0.20)	$(0.11)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.17)		$(0.63)	$(0.30)	$(0.27)	$(0.11)
Net asset value, end of period (x)	$18.15		$16.51	$16.60	$17.00	$16.50
Total return (%) (r)(s)(t)(x)	11.03	(c)	3.44	(0.59)	4.70	14.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	(c)	2.02	2.03	2.02	2.03
Expenses after expense reductions (f)	1.84	(c)	1.87	1.88	1.92	1.97
Net investment income (loss)	0.60	(c)	0.84	0.75	1.17	0.85
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$337,099		$359,421	$323,241	$308,269	$245,944

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.26		$16.34	$16.65	$16.17	$14.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	(c)	$0.31	$0.29	$0.35	$0.28
Net realized and unrealized gain (loss)	1.69		0.38	(0.22)	0.56	1.88
Total from investment operations	$1.97		$0.69	$0.07	$0.91	$2.16
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.15)	$(0.20)	$(0.36)	$(0.26)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.32)		$(0.77)	$(0.38)	$(0.43)	$(0.26)
Net asset value, end of period (x)	$17.91		$16.26	$16.34	$16.65	$16.17
Total return (%) (r)(s)(t)(x)	12.22	(c)	4.45	0.45	5.72	15.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	(c)	1.01	1.03	1.02	1.03
Expenses after expense reductions (f)	0.84	(c)	0.87	0.88	0.92	0.97
Net investment income (loss)	1.64	(c)	1.92	1.75	2.14	1.84
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$585,360		$494,880	$212,571	$193,307	$108,175

Class R1	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.44		$16.54	$16.93	$16.44	$14.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.13	$0.13	$0.20	$0.13
Net realized and unrealized gain (loss)	1.71		0.40	(0.23)	0.56	1.92
Total from investment operations	$1.81		$0.53	$(0.10)	$0.76	$2.05
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.01)	$(0.11)	$(0.20)	$(0.11)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.17)		$(0.63)	$(0.29)	$(0.27)	$(0.11)
Net asset value, end of period (x)	$18.08		$16.44	$16.54	$16.93	$16.44
Total return (%) (r)(s)(t)(x)	11.09	(c)	3.39	(0.55)	4.63	14.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	(c)	2.02	2.03	2.01	2.03
Expenses after expense reductions (f)	1.84	(c)	1.87	1.88	1.92	1.97
Net investment income (loss)	0.59	(c)	0.81	0.75	1.18	0.87
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$2,578		$2,875	$3,195	$3,518	$3,613

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.26		$16.35	$16.68	$16.20	$14.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	(c)	$0.23	$0.21	$0.28	$0.21
Net realized and unrealized gain (loss)	1.68		0.38	(0.22)	0.55	1.88
Total from investment operations	$1.87		$0.61	$(0.01)	$0.83	$2.09
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.08)	$(0.14)	$(0.28)	$(0.18)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.24)		$(0.70)	$(0.32)	$(0.35)	$(0.18)
Net asset value, end of period (x)	$17.89		$16.26	$16.35	$16.68	$16.20
Total return (%) (r)(s)(t)(x)	11.59	(c)	3.93	(0.03)	5.16	14.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	(c)	1.52	1.53	1.51	1.53
Expenses after expense reductions (f)	1.34	(c)	1.37	1.38	1.42	1.47
Net investment income (loss)	1.11	(c)	1.40	1.25	1.69	1.38
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$21,141		$20,926	$11,577	$9,812	$10,528

Class R3	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.37		$16.44	$16.75	$16.27	$14.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.26	$0.25	$0.32	$0.24
Net realized and unrealized gain (loss)	1.71		0.40	(0.22)	0.55	1.90
Total from investment operations	$1.94		$0.66	$0.03	$0.87	$2.14
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.11)	$(0.16)	$(0.32)	$(0.22)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.28)		$(0.73)	$(0.34)	$(0.39)	$(0.22)
Net asset value, end of period (x)	$18.03		$16.37	$16.44	$16.75	$16.27
Total return (%) (r)(s)(t)(x)	11.94	(c)	4.23	0.19	5.42	15.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	(c)	1.27	1.27	1.27	1.28
Expenses after expense reductions (f)	1.09	(c)	1.12	1.13	1.17	1.22
Net investment income (loss)	1.35	(c)	1.62	1.50	1.93	1.59
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$21,193		$15,157	$11,368	$13,576	$12,423

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.44		$16.51	$16.82	$16.33	$14.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	(c)	$0.29	$0.29	$0.36	$0.27
Net realized and unrealized gain (loss)	1.72		0.41	(0.22)	0.56	1.91
Total from investment operations	$1.99		$0.70	$0.07	$0.92	$2.18
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.15)	$(0.20)	$(0.36)	$(0.26)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.32)		$(0.77)	$(0.38)	$(0.43)	$(0.26)
Net asset value, end of period (x)	$18.11		$16.44	$16.51	$16.82	$16.33
Total return (%) (r)(s)(t)(x)	12.20	(c)	4.45	0.45	5.72	15.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	(c)	1.02	1.03	1.02	1.04
Expenses after expense reductions (f)	0.84	(c)	0.87	0.88	0.92	0.97
Net investment income (loss)	1.59	(c)	1.79	1.73	2.14	1.77
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$6,063		$7,629	$10,758	$10,042	$7,938

Class R6	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$16.26		$16.34	$16.65	$16.18	$14.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	(c)	$0.31	$0.30	$0.37	$0.29
Net realized and unrealized gain (loss)	1.70		0.40	(0.21)	0.55	1.89
Total from investment operations	$1.98		$0.71	$0.09	$0.92	$2.18
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.17)	$(0.22)	$(0.38)	$(0.27)
From net realized gain	—		(0.62)	(0.18)	(0.07)	—
Total distributions declared to shareholders	$(0.33)		$(0.79)	$(0.40)	$(0.45)	$(0.27)
Net asset value, end of period (x)	$17.91		$16.26	$16.34	$16.65	$16.18
Total return (%) (r)(s)(t)(x)	12.33	(c)	4.54	0.56	5.73	15.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	(c)	0.92	0.93	0.93	0.94
Expenses after expense reductions (f)	0.74	(c)	0.77	0.78	0.83	0.88
Net investment income (loss)	1.63	(c)	1.96	1.85	2.25	1.95
Portfolio turnover	41		36	54	23	40
Net assets at end of period (000 omitted)	$347,795		$110,608	$85,585	$74,972	$61,383

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of

Notes to Financial Statements – continued

financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the

Notes to Financial Statements – continued

security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$676,619,463	$—	$—	$676,619,463
Switzerland	98,075,939	—	—	98,075,939
United Kingdom	97,221,996	—	—	97,221,996
Japan	—	89,782,256	—	89,782,256
France	63,253,755	—	—	63,253,755
Germany	43,585,997	—	—	43,585,997
Canada	38,616,614	—	—	38,616,614
Taiwan	31,260,282	5,075,286	—	36,335,568
Netherlands	29,121,866	—	—	29,121,866
Other Countries	82,999,822	26,989,174	—	109,988,996
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	36,187,211	—	36,187,211
Non-U.S. Sovereign Debt	—	257,527,468	—	257,527,468
Municipal Bonds	—	527,447	—	527,447
U.S. Corporate Bonds	—	145,402,696	—	145,402,696
Residential Mortgage-Backed Securities	—	65,695,164	—	65,695,164
Commercial Mortgage-Backed Securities	—	11,709,475	—	11,709,475
Asset-Backed Securities (including CDOs)	—	28,529,406	—	28,529,406
Foreign Bonds	—	91,398,645	—	91,398,645
Mutual Funds	226,324,635	—	—	226,324,635
Total	$1,387,080,369	$758,824,228	$—	$2,145,904,597

Other Financial Instruments
Futures Contracts – Assets	$68,441	$—	$—	$68,441
Forward Foreign Currency Exchange Contracts – Assets	—	1,995,908	—	1,995,908
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,812,110)	—	(2,812,110)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $113,011,489 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts, purchased options, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$68,441	$—
Foreign Exchange	Forward Foreign Currency Exchange	1,995,908	(2,812,110)
Total		$2,064,349	$(2,812,110)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Investments (Purchased Options)
Interest Rate	$(141,529)	$—	$—
Foreign Exchange	—	(5,019,853)	—
Equity	—	—	(108,388)
Total	$(141,529)	$(5,019,853)	$(108,388)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$58,712	$—
Foreign Exchange	—	2,026,339
Total	$58,712	$2,026,339

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded

Notes to Financial Statements – continued

under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the

Notes to Financial Statements – continued

exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities,

Notes to Financial Statements – continued

Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,915,382. The fair value of the fund’s investment securities on loan and a related liability of $4,092,874 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, derivative transactions and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/17	Year ended 10/31/16
Ordinary income (including any short-term capital gains)	$31,624,677	$10,031,811
Long-term capital gains	—	56,435,248
Total distributions	$31,624,677	$66,467,059

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$1,759,191,387
Gross appreciation	405,954,150
Gross depreciation	(19,988,701)
Net unrealized appreciation (depreciation)	$385,965,449
Undistributed ordinary income	3,736,739
Undistributed long-term capital gain	26,821,692
Other temporary differences	9,371

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/17	Year ended 10/31/16
Class A	$12,539,744	$5,534,277	$—	$29,963,611
Class B	503,420	33,230	—	2,167,765
Class C	3,430,157	252,900	—	11,886,137
Class I	10,594,750	2,984,240	—	7,835,313
Class R1	27,145	2,563	—	119,237
Class R2	304,116	76,649	—	473,698
Class R3	314,856	85,900	—	426,425
Class R4	102,552	74,022	—	356,376
Class R6	3,807,937	986,891	—	3,207,825
Total	$31,624,677	$10,030,672	$—	$56,436,387

(3) Transactions with Affiliates

Investment Adviser –The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from November 1, 2016 through February 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net assets in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement terminated on

Notes to Financial Statements – continued

February 27, 2017. For the period from November 1, 2016 through February 27, 2017, this management fee reduction amounted to $561,421, which is included in the reduction of total expenses in the Statement of Operations. Effective February 28, 2017, the management fee is computed daily and paid monthly at an annual rate of 0.84% of average daily net assets up to $500 million, 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net assets in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2017, this management fee reduction amounted to $156,585, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2019. For the year ended October 31, 2017, this reduction amounted to $1,538,482, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $288,039 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,933,625
Class B	0.75%	0.25%	1.00%	1.00%	517,200
Class C	0.75%	0.25%	1.00%	1.00%	3,421,403
Class R1	0.75%	0.25%	1.00%	1.00%	25,683
Class R2	0.25%	0.25%	0.50%	0.50%	109,288
Class R3	—	0.25%	0.25%	0.25%	47,753
Total Distribution and Service Fees					$6,054,952

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2017, this rebate amounted to $20,729, $49, and $437 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2017, were as follows:

Amount
Class A	$9,633
Class B	81,774
Class C	59,218

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2017, the fee was $188,639, which equated to 0.0094% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,878,554.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $836 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,450 at October 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $3,586 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 2,903 shares of Class I for an aggregate amount of $45,756.

On March 16, 2017, MFS redeemed 8,930 shares of Class I for an aggregate amount of $149,577.

On September 20, 2017, MFS redeemed 7,585 shares of Class I for an aggregate amount of $134,165.

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $7,209,086 and $2,110,453, respectively. The sales transactions resulted in net realized gains (losses) of $(103,155).

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$72,658,957	$54,595,487
Investments (non-U.S. Government securities)	$674,766,480	$701,985,824

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,763,917	$132,890,885	12,441,839	$201,091,421
Class B	223,540	3,869,939	353,650	5,806,658
Class C	3,086,641	53,182,234	6,189,716	100,560,840
Class I	20,906,158	350,758,949	23,296,382	376,006,679
Class R1	17,317	294,335	29,493	475,109
Class R2	504,925	8,433,502	831,923	13,472,046
Class R3	629,402	10,626,694	401,819	6,527,476
Class R4	204,120	3,452,000	199,922	3,235,134
Class R6	16,198,131	272,368,850	2,288,714	36,707,972
	49,534,151	$835,877,388	46,033,458	$743,883,335

Shares issued to shareholders in reinvestment of distributions
Class A	689,176	$11,743,380	2,168,882	$33,962,579
Class B	25,231	436,395	118,225	1,882,154
Class C	161,441	2,757,937	595,702	9,360,000
Class I	533,171	9,041,542	545,741	8,527,092
Class R1	1,598	27,145	7,727	120,938
Class R2	5,950	99,924	17,927	278,047
Class R3	18,444	314,856	32,799	512,316
Class R4	5,196	89,626	22,955	359,803
Class R6	204,030	3,510,231	244,765	3,807,986
	1,644,237	$28,021,036	3,754,723	$58,810,915

Notes to Financial Statements – continued

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(15,392,309)	$(259,994,617)	(13,113,692)	$(213,125,586)
Class B	(899,951)	(15,693,848)	(759,595)	(12,517,912)
Class C	(6,452,912)	(110,635,593)	(4,478,039)	(72,834,112)
Class I	(19,181,824)	(324,719,762)	(6,413,353)	(103,135,812)
Class R1	(51,195)	(852,750)	(55,519)	(889,507)
Class R2	(616,540)	(10,479,472)	(270,651)	(4,257,152)
Class R3	(398,173)	(6,824,389)	(200,270)	(3,180,871)
Class R4	(338,578)	(5,552,425)	(410,273)	(6,463,232)
Class R6	(3,784,794)	(64,173,190)	(968,238)	(15,513,591)
	(47,116,276)	$(798,926,046)	(26,669,630)	$(431,917,775)

Net change
Class A	(6,939,216)	$(115,360,352)	1,497,029	$21,928,414
Class B	(651,180)	(11,387,514)	(287,720)	(4,829,100)
Class C	(3,204,830)	(54,695,422)	2,307,379	37,086,728
Class I	2,257,505	35,080,729	17,428,770	281,397,959
Class R1	(32,280)	(531,270)	(18,299)	(293,460)
Class R2	(105,665)	(1,946,046)	579,199	9,492,941
Class R3	249,673	4,117,161	234,348	3,858,921
Class R4	(129,262)	(2,010,799)	(187,396)	(2,868,295)
Class R6	12,617,367	211,705,891	1,565,241	25,002,367
	4,062,112	$64,972,378	23,118,551	$370,776,475

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $13,872 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		159,501,647	491,903,974	(429,173,860)	222,231,761

Affilated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(7,971)	$6,445	$—	$1,355,414	$222,231,761

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Total Return Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara
Pablo De La Mata
Pilar Gomez-Bravo
Steven Gorham
Richard Hawkins
Vipin Narula
Robert Persons
Jonathan Sage
Robert Spector
Benjamin Stone
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $668,345 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 71.25% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2017

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exelon Corp.	6.6%
EDP Renovaveis S.A.	4.2%
NextEra Energy, Inc.	4.0%
PPL Corp.	4.0%
Enel S.p.A	3.5%
Sempra Energy	3.1%
Com Hem Holding AB	2.7%
American Electric Power Co., Inc.	2.5%
PG&E Corp.	2.2%
American Tower Corp., REIT	2.2%

Top five industries
Utilities – Electric Power	55.5%
Natural Gas – Pipeline	14.7%
Telephone Services	8.5%
Telecommunications – Wireless	6.9%
Natural Gas – Distribution	4.3%

Issuer country weightings (x)
United States	66.4%
Portugal	4.9%
Canada	4.6%
Italy	3.5%
Spain	3.0%
Sweden	2.8%
United Kingdom	2.1%
China	1.8%
Brazil	1.8%
Other Countries	9.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2017, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of 14.73%, at net asset value. This compares with a return of 23.63% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 15.40% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

3

Management Review – continued

Detractors from Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry detracted from performance relative to the Standard & Poor’s 500 Utilities Index. Within this industry, holding shares of midstream oil and gas company Energy Transfer Partners (b), oil transportation and storage company Plains GP Holdings (b)(h), natural gas transmission and distributor Enbridge (b) (Canada) and midstream oil and gas company Enterprise Products Partners (b) held back relative performance. Shares of Energy Transfer Partners declined after a combination of modest execution missteps on new projects, management’s failure to modify what appeared to have been an unsustainable dividend policy, and ongoing equity issuance required to support the dividend policy.

The fund’s position in the energy – independent industry further weighed on relative results. Here, holding shares of midstream energy assets provider Western Gas Equity Partners (b) hindered relative performance. Although Western Gas Equity Partners continued to display strong fundamentals, concerns over industry health and slowing growth weighed on the company’s share performance.

Individual securities that held back relative performance included the fund’s positions in telecommunications company Frontier Communications (b) and multinational telecommunications company Altice (b). Shares of Frontier Communications traded lower after the company reported disappointing revenue trends and a substantial dividend cut. An underweight position in electricity provider NextEra Energy, and not holding shares of electric and natural gas utility company Centerpoint Energy, further weighed on relative performance.

The fund’s cash and/or cash equivalents position during the period also held back relative returns. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in the electric power industry contributed to relative performance. Within this industry, the fund’s positions in electricity and gas distributor Enel (b) (Italy) and electricity provider NextEra Energy Partners (b), and the timing of the fund’s ownership in shares of electricity and natural gas provider SCANA Corp (h), bolstered relative results. Shares of Enel appreciated as the company reported solid earnings results, driven by improved pricing and retail volumes in both its Italian and Latin American regions. Additionally, an overweight position in power generation company NRG Energy, and the fund’s underweight positions in retail electric services provider Southern Company (h), natural gas and electricity provider Pacific Gas and Electric Company (PG&E) (h) and diversified energy company FirstEnergy (h), aided relative performance.

The fund’s out-of-benchmark exposure to the wireless communications industry also supported relative results. Within this industry, holding shares of wireless telecommunications and broadcast infrastructure company Cellnex Telecom (b) (Spain) helped relative returns.

4

Management Review – continued

Elsewhere, holdings of telephone service company Com Hem (b) (Sweden) and cable services provider Charter Communications (b)(h) benefited relative performance. Shares of Com Hem appreciated during the period after the company reported revenues above consensus expectations, driven by strong results in the Broadband and Pay TV segments. Additionally, private equity firm Kinnevik AB acquired an 18.5% interest in Com Hem at a premium, which further aided the stock’s performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Claud Davis, Maura Shaughnessy, and Scott Walker

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2017, Scott Walker became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	14.73%	8.37%	5.27%	N/A
B	9/07/93	13.87%	7.56%	4.48%	N/A
C	1/03/94	13.82%	7.55%	4.48%	N/A
I	1/02/97	14.97%	8.63%	5.54%	N/A
R1	4/01/05	13.84%	7.55%	4.48%	N/A
R2	10/31/03	14.42%	8.09%	5.01%	N/A
R3	4/01/05	14.74%	8.37%	5.27%	N/A
R4	4/01/05	14.95%	8.63%	5.53%	N/A
R6	6/01/12	15.13%	8.74%	N/A	10.53%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		23.63%	15.18%	7.51%	N/A
Standard & Poor’s 500 Utilities Index (f)		15.40%	12.46%	6.78%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.13%	7.09%	4.65%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		9.87%	7.26%	4.48%	N/A
C With CDSC (1% for 12 months) (v)		12.82%	7.55%	4.48%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	0.99%	$1,000.00	$1,075.81	$5.18
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.75%	$1,000.00	$1,071.98	$9.14
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
C	Actual	1.75%	$1,000.00	$1,071.47	$9.14
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
I	Actual	0.75%	$1,000.00	$1,076.92	$3.93
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R1	Actual	1.75%	$1,000.00	$1,071.55	$9.14
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R2	Actual	1.25%	$1,000.00	$1,074.08	$6.53
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R3	Actual	1.00%	$1,000.00	$1,075.84	$5.23
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R4	Actual	0.75%	$1,000.00	$1,076.59	$3.93
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R6	Actual	0.66%	$1,000.00	$1,077.35	$3.46
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the expense ratios would have decreased by 0.01%. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 92.7%
Issuer	Shares/Par	Value ($)
Cable TV - 4.0%
Altice USA, Inc. (a)	2,289,313	$54,210,932
Comcast Corp., “A”	1,958,005	70,546,920
NOS, SGPS, S.A.	4,613,008	27,641,090

		$152,398,942
Energy - Independent - 1.5%
Enable Midstream Partners LP	543,323	$8,198,744
Targa Resources Corp.	649,138	26,939,227
Western Gas Equity Partners LP	586,289	23,187,730

		$58,325,701
Natural Gas - Distribution - 4.3%
China Resources Gas Group Ltd.	12,490,000	$45,708,398
Sempra Energy	1,003,955	117,964,713

		$163,673,111
Natural Gas - Pipeline - 14.7%
APA Group	2,018,449	$13,232,584
Cheniere Energy, Inc. (a)	1,204,401	56,293,703
Enbridge, Inc.	1,795,896	69,018,312
Energy Transfer Partners LP	3,659,373	63,709,684
Enterprise Products Partners LP	3,352,707	82,141,321
EQT GP Holdings LP	129,157	3,568,608
EQT Midstream Partners LP	740,838	54,125,624
Kinder Morgan, Inc.	1,236,568	22,394,246
Plains All American Pipeline LP	1,803,648	36,018,851
SemGroup Corp., “A”	452,892	11,797,837
Shell Midstream Partners, LP	591,816	15,038,045
Tallgrass Energy GP LP	910,236	22,755,900
TransCanada Corp.	1,146,508	54,432,691
Williams Cos., Inc.	1,400,987	39,928,129
Williams Partners LP	517,438	19,165,904

		$563,621,439
Telecommunications - Wireless - 6.3%
Advanced Info Service PLC	4,485,100	$26,259,842
America Movil S.A.B. de C.V., “L”, ADR	219,592	3,759,415
American Tower Corp., REIT	580,754	83,436,927
Cellnex Telecom S.A.U.	1,833,022	45,511,696

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - continued
KDDI Corp.	863,700	$23,100,024
Millicom International Cellular S.A. SDR	96,573	6,177,377
Mobile TeleSystems PJSC, ADR	3,146,081	33,379,919
Vodafone Group PLC	6,763,542	19,367,344

		$240,992,544
Telephone Services - 8.4%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,602,387	$9,858,815
Com Hem Holding AB	6,790,145	101,953,764
France Telecom	2,028,436	33,280,371
Hellenic Telecommunications Organization S.A.	2,149,627	25,540,729
PT XL Axiata Tbk (a)	75,827,725	18,897,527
Royal KPN N.V.	13,339,362	46,055,686
TDC A.S.	5,054,742	29,885,744
Telefonica Brasil S.A., ADR	1,084,561	16,702,239
Telesites S.A.B. de C.V. (a)	10,872,500	8,030,284
TELUS Corp.	889,976	32,229,811

		$322,434,970
Utilities - Electric Power - 52.0%
AES Corp.	5,655,097	$60,113,681
Alupar Investimento S.A., IEU	865,200	4,773,900
Ameren Corp.	371,138	23,006,845
American Electric Power Co., Inc.	1,291,363	96,090,321
Avangrid, Inc.	768,857	39,772,973
Calpine Corp. (a)	5,123,775	76,549,198
China Longyuan Electric Power Group Corp.	31,250,000	23,152,896
Covanta Holding Corp.	1,604,604	25,834,124
Dominion Energy, Inc.	76,083	6,173,375
Duke Energy Corp.	744,920	65,783,885
Dynegy, Inc. (a)	3,420,882	42,589,981
Edison International	764,206	61,098,270
EDP Renovaveis S.A.	19,317,539	159,764,449
Emera, Inc. (l)	582,186	21,931,819
Enel S.p.A	21,534,125	133,572,435
Engie Brasil Energia S.A.	1,785,700	19,542,096
Exelon Corp.	6,311,298	253,777,292
Great Plains Energy, Inc.	811,035	26,626,279
Iberdrola S.A.	8,669,592	70,065,295
Innogy SE	418,762	19,487,407
National Grid PLC	634,039	7,629,416
NextEra Energy Partners LP	1,213,921	47,755,652
NextEra Energy, Inc.	990,089	153,533,101

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
NRG Energy, Inc.	3,329,520	$83,238,000
NRG Yield, Inc., “A”	1,571,776	28,842,089
NRG Yield, Inc., “C”	959,313	17,843,222
NTPC Ltd.	8,181,083	22,893,202
PG&E Corp.	1,450,479	83,794,172
PPL Corp.	4,086,562	153,491,269
Public Service Enterprise Group, Inc.	920,208	45,274,233
Southern Co.	1,139,701	59,492,392
SSE PLC	3,006,554	55,185,396
Vistra Energy Corp.	101,557	1,974,268
Westar Energy, Inc.	38,637	2,066,307

		$1,992,719,240
Utilities - Water - 1.5%
Companhia de Saneamento Basico do Estado de Sao Paulo	2,872,800	$26,169,853
Suez Environnement	1,879,478	33,058,580

		$59,228,433
Total Common Stocks (Identified Cost, $2,971,930,029)		$3,553,394,380

Convertible Preferred Stocks - 4.9%
Energy - Independent - 0.7%
Western Gas Equity Partners LP, 7.5%	717,222	$27,254,436

Telecommunications - Wireless - 0.6%
American Tower Corp., 5.5%	189,710	$23,935,711

Telephone Services - 0.1%
Frontier Communications Corp., 11.125%	291,044	$5,785,955

Utilities - Electric Power - 3.5%
Dominion Energy, Inc., 6.75%	579,957	$30,349,150
Dynegy, Inc., 5.375%	515,471	20,649,768
Dynegy, Inc., 7%	176,960	14,510,720
NextEra Energy, Inc., 6.123%	785,417	44,768,769
NextEra Energy, Inc., 6.371%	315,463	22,003,544

		$132,281,951
Total Convertible Preferred Stocks (Identified Cost, $224,722,567)		$189,258,053

Investment Companies (h) - 2.2%
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $82,914,461)	82,914,516	$82,914,516

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned - 0.6%
JPMorgan U.S. Government Money Market Fund, 0.97% (j) (Identified Cost, $21,129,200)	21,129,200	$21,129,200

Other Assets, Less Liabilities - (0.4)%		(13,747,069)
Net Assets - 100.0%		$3,832,949,080

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $82,914,516 and $3,763,781,633, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	298,831	USD	347,584	Barclays Bank PLC	1/12/2018	$2,007
USD	2,044,033	CAD	2,577,718	Barclays Bank PLC	1/12/2018	44,420
USD	54,105,201	CAD	67,567,116	Citibank N.A.	1/12/2018	1,691,361
USD	3,855,946	EUR	3,252,856	Deutsche Bank AG	1/12/2018	50,546
USD	3,479,875	EUR	2,935,095	Goldman Sachs International	1/12/2018	46,213
USD	241,175,290	EUR	203,329,199	JPMorgan Chase Bank N.A.	1/12/2018	3,307,749
USD	54,094,372	CAD	67,567,116	Merrill Lynch International	1/12/2018	1,680,532
USD	5,773,483	EUR	4,870,494	Morgan Stanley Capital Services, Inc.	1/12/2018	75,667
USD	104,658,303	EUR	88,540,408	Morgan Stanley Capital Services, Inc.	1/19/2018	1,034,154

						$7,932,649

14

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	1,454,300	USD	1,720,582	BNP-Pariba SA	1/12/2018	$(19,249)
EUR	578,219	USD	685,864	Deutsche Bank AG	1/12/2018	(9,426)
EUR	3,573	USD	4,255	JPMorgan Chase Bank N.A.	1/12/2018	(75)
EUR	1,146,784	USD	1,355,321	State Street Bank Corp.	1/12/2018	(13,739)
USD	50,237,266	GBP	37,917,722	Barclays Bank PLC	1/12/2018	(241,294)

						$(283,783)

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $19,717,596 of securities on loan (identified cost, $3,217,781,796)	$3,763,781,633
Investments in affiliated issuers, at value (identified cost, $82,914,461)	82,914,516
Cash	3,974
Foreign currency, at value (identified cost, $472,120)	472,120
Receivables for
Forward foreign currency exchange contracts	7,932,649
Investments sold	47,210,238
Fund shares sold	1,623,914
Interest and dividends	8,867,104
Other assets	46
Total assets	$3,912,806,194
Liabilities
Payables for
Distributions	$586,264
Forward foreign currency exchange contracts	283,783
Investments purchased	48,962,280
Fund shares reacquired	6,162,740
Collateral for securities loaned, at value	21,129,200
Payable to affiliates
Investment adviser	124,830
Shareholder servicing costs	1,460,179
Distribution and service fees	74,181
Payable for independent Trustees’ compensation	3,568
Deferred country tax expense payable	764,320
Accrued expenses and other liabilities	305,769
Total liabilities	$79,857,114
Net assets	$3,832,949,080
Net assets consist of
Paid-in capital	$3,268,776,912
Unrealized appreciation (depreciation) (net of $764,320 deferred country tax)	552,869,576
Accumulated net realized gain (loss)	22,752,880
Accumulated distributions in excess of net investment income	(11,450,288)
Net assets	$3,832,949,080
Shares of beneficial interest outstanding	187,393,073

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,951,499,895	95,379,014	$20.46
Class B	156,814,228	7,701,695	20.36
Class C	640,795,342	31,478,243	20.36
Class I	682,271,782	33,221,459	20.54
Class R1	7,622,507	375,123	20.32
Class R2	78,247,651	3,835,026	20.40
Class R3	99,453,995	4,863,308	20.45
Class R4	79,612,435	3,887,994	20.48
Class R6	136,631,245	6,651,211	20.54

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.71 [100 / 94.25 x $20.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$142,585,084
Dividends from affiliated issuers	6,747,284
Income on securities loaned	307,144
Other	7,808
Interest	3,430
Foreign taxes withheld	(3,550,350)
Total investment income	$146,100,400
Expenses
Management fee	$23,569,165
Distribution and service fees	14,642,573
Shareholder servicing costs	4,742,277
Administrative services fee	639,310
Independent Trustees’ compensation	46,244
Custodian fee	531,726
Reimbursement of custodian expenses	(32,643)
Shareholder communications	423,305
Audit and tax fees	73,098
Legal fees	50,663
Miscellaneous	286,009
Total expenses	$44,971,727
Fees paid indirectly	(69,179)
Reduction of expenses by investment adviser and distributor	(79,887)
Net expenses	$44,822,661
Net investment income (loss)	$101,277,739
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $95,079 country tax)	$164,311,161
Affiliated issuers	(53,467,961)
Forward foreign currency exchange contracts	(17,597,559)
Foreign currency	(192,052)
Net realized gain (loss)	$93,053,589
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $745,195 increase in deferred country tax)	$352,625,522
Affiliated issuers	55
Forward foreign currency exchange contracts	(7,411,056)
Translation of assets and liabilities in foreign currencies	17,533
Net unrealized gain (loss)	$345,232,054
Net realized and unrealized gain (loss)	$438,285,643
Change in net assets from operations	$539,563,382

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$101,277,739	$169,385,980
Net realized gain (loss)	93,053,589	(65,530,535)
Net unrealized gain (loss)	345,232,054	68,707,244
Change in net assets from operations	$539,563,382	$172,562,689
Distributions declared to shareholders
From net investment income	$(140,733,821)	$(109,125,190)
From net realized gain	—	(271,621,262)
Total distributions declared to shareholders	$(140,733,821)	$(380,746,452)
Change in net assets from fund share transactions	$(873,692,573)	$(679,128,254)
Total change in net assets	$(474,863,012)	$(887,312,017)
Net assets
At beginning of period	4,307,812,092	5,195,124,109
At end of period (including accumulated distributions in excess of net investment income of $11,450,288 and undistributed net investment income of $42,209,692, respectively)	$3,832,949,080	$4,307,812,092

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.49		$19.25	$23.34	$21.80	$18.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	(c)	$0.70	$0.45	$0.66	$0.60
Net realized and unrealized gain (loss)	2.15		0.07	(2.73)	2.42	3.17
Total from investment operations	$2.66		$0.77	$(2.28)	$3.08	$3.77
Less distributions declared to shareholders
From net investment income	$(0.69)		$(0.46)	$(0.47)	$(0.64)	$(0.57)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.69)		$(1.53)	$(1.81)	$(1.54)	$(0.58)
Net asset value, end of period (x)	$20.46		$18.49	$19.25	$23.34	$21.80
Total return (%) (r)(s)(t)(x)	14.73	(c)	4.91	(10.42)	14.99	20.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(c)	1.00	0.99	0.97	1.01
Expenses after expense reductions (f)	1.01	(c)	0.99	0.99	0.97	1.01
Net investment income (loss)	2.64	(c)	3.85	2.10	2.97	2.97
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$1,951,500		$2,431,147	$2,926,491	$3,597,063	$3,242,884

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.40		$19.16	$23.24	$21.71	$18.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	(c)	$0.55	$0.28	$0.49	$0.44
Net realized and unrealized gain (loss)	2.14		0.08	(2.71)	2.41	3.15
Total from investment operations	$2.50		$0.63	$(2.43)	$2.90	$3.59
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.32)	$(0.31)	$(0.47)	$(0.42)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.54)		$(1.39)	$(1.65)	$(1.37)	$(0.43)
Net asset value, end of period (x)	$20.36		$18.40	$19.16	$23.24	$21.71
Total return (%) (r)(s)(t)(x)	13.87	(c)	4.15	(11.09)	14.15	19.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Expenses after expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Net investment income (loss)	1.89	(c)	3.05	1.34	2.23	2.21
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$156,814		$198,512	$260,079	$332,141	$305,988

Class C	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.40		$19.16	$23.24	$21.71	$18.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	(c)	$0.56	$0.29	$0.49	$0.44
Net realized and unrealized gain (loss)	2.14		0.07	(2.72)	2.41	3.15
Total from investment operations	$2.50		$0.63	$(2.43)	$2.90	$3.59
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.32)	$(0.31)	$(0.47)	$(0.42)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.54)		$(1.39)	$(1.65)	$(1.37)	$(0.43)
Net asset value, end of period (x)	$20.36		$18.40	$19.16	$23.24	$21.71
Total return (%) (r)(s)(t)(x)	13.87	(c)	4.15	(11.09)	14.16	19.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Expenses after expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Net investment income (loss)	1.90	(c)	3.09	1.35	2.21	2.21
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$640,795		$757,086	$945,033	$1,145,572	$917,978

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.56		$19.31	$23.41	$21.86	$18.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	(c)	$0.76	$0.50	$0.71	$0.65
Net realized and unrealized gain (loss)	2.16		0.06	(2.73)	2.44	3.17
Total from investment operations	$2.72		$0.82	$(2.23)	$3.15	$3.82
Less distributions declared to shareholders
From net investment income	$(0.74)		$(0.50)	$(0.53)	$(0.70)	$(0.62)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.74)		$(1.57)	$(1.87)	$(1.60)	$(0.63)
Net asset value, end of period (x)	$20.54		$18.56	$19.31	$23.41	$21.86
Total return (%) (r)(s)(t)(x)	15.02	(c)	5.20	(10.20)	15.28	20.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.75	0.74	0.72	0.76
Expenses after expense reductions (f)	0.76	(c)	0.75	0.74	0.72	0.76
Net investment income (loss)	2.86	(c)	4.18	2.33	3.14	3.21
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$682,272		$508,566	$636,784	$864,695	$566,374

Class R1	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.37		$19.13	$23.21	$21.68	$18.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	(c)	$0.56	$0.29	$0.49	$0.44
Net realized and unrealized gain (loss)	2.13		0.08	(2.72)	2.41	3.15
Total from investment operations	$2.49		$0.64	$(2.43)	$2.90	$3.59
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.33)	$(0.31)	$(0.47)	$(0.42)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.54)		$(1.40)	$(1.65)	$(1.37)	$(0.43)
Net asset value, end of period (x)	$20.32		$18.37	$19.13	$23.21	$21.68
Total return (%) (r)(s)(t)(x)	13.84	(c)	4.17	(11.11)	14.18	19.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Expenses after expense reductions (f)	1.76	(c)	1.75	1.74	1.72	1.76
Net investment income (loss)	1.90	(c)	3.14	1.34	2.21	2.22
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$7,623		$10,305	$10,865	$14,177	$12,041

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.44		$19.20	$23.29	$21.75	$18.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	(c)	$0.65	$0.39	$0.60	$0.54
Net realized and unrealized gain (loss)	2.14		0.07	(2.72)	2.42	3.16
Total from investment operations	$2.60		$0.72	$(2.33)	$3.02	$3.70
Less distributions declared to shareholders
From net investment income	$(0.64)		$(0.41)	$(0.42)	$(0.58)	$(0.52)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.64)		$(1.48)	$(1.76)	$(1.48)	$(0.53)
Net asset value, end of period (x)	$20.40		$18.44	$19.20	$23.29	$21.75
Total return (%) (r)(s)(t)(x)	14.42	(c)	4.66	(10.66)	14.74	20.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	(c)	1.25	1.24	1.22	1.26
Expenses after expense reductions (f)	1.26	(c)	1.25	1.24	1.22	1.26
Net investment income (loss)	2.39	(c)	3.61	1.84	2.69	2.71
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$78,248		$92,123	$104,858	$137,813	$116,355

Class R3	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.48		$19.24	$23.33	$21.79	$18.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	(c)	$0.71	$0.45	$0.65	$0.52
Net realized and unrealized gain (loss)	2.15		0.06	(2.73)	2.43	3.25
Total from investment operations	$2.66		$0.77	$(2.28)	$3.08	$3.77
Less distributions declared to shareholders
From net investment income	$(0.69)		$(0.46)	$(0.47)	$(0.64)	$(0.56)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.69)		$(1.53)	$(1.81)	$(1.54)	$(0.57)
Net asset value, end of period (x)	$20.45		$18.48	$19.24	$23.33	$21.79
Total return (%) (r)(s)(t)(x)	14.74	(c)	4.91	(10.42)	15.00	20.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(c)	0.99	0.99	0.97	1.00
Expenses after expense reductions (f)	1.01	(c)	0.99	0.99	0.97	1.00
Net investment income (loss)	2.64	(c)	3.91	2.09	2.93	2.67
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$99,454		$128,051	$134,801	$177,562	$135,710

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.51		$19.26	$23.35	$21.81	$18.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	(c)	$0.74	$0.50	$0.71	$0.65
Net realized and unrealized gain (loss)	2.15		0.08	(2.72)	2.43	3.16
Total from investment operations	$2.71		$0.82	$(2.22)	$3.14	$3.81
Less distributions declared to shareholders
From net investment income	$(0.74)		$(0.50)	$(0.53)	$(0.70)	$(0.62)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.74)		$(1.57)	$(1.87)	$(1.60)	$(0.63)
Net asset value, end of period (x)	$20.48		$18.51	$19.26	$23.35	$21.81
Total return (%) (r)(s)(t)(x)	15.01	(c)	5.21	(10.19)	15.26	20.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.74	0.74	0.72	0.76
Expenses after expense reductions (f)	0.76	(c)	0.74	0.74	0.72	0.76
Net investment income (loss)	2.89	(c)	4.11	2.33	3.19	3.22
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$79,612		$89,124	$100,251	$144,910	$108,572

Class R6	Year ended
	10/31/17		10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$18.56		$19.31	$23.42	$21.86	$18.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	(c)	$0.78	$0.53	$0.62	$0.72
Net realized and unrealized gain (loss)	2.17		0.06	(2.75)	2.55	3.12
Total from investment operations	$2.74		$0.84	$(2.22)	$3.17	$3.84
Less distributions declared to shareholders
From net investment income	$(0.76)		$(0.52)	$(0.55)	$(0.71)	$(0.64)
From net realized gain	—		(1.07)	(1.34)	(0.90)	(0.01)
Total distributions declared to shareholders	$(0.76)		$(1.59)	$(1.89)	$(1.61)	$(0.65)
Net asset value, end of period (x)	$20.54		$18.56	$19.31	$23.42	$21.86
Total return (%) (r)(s)(t)(x)	15.13	(c)	5.30	(10.15)	15.42	20.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	(c)	0.65	0.63	0.63	0.65
Expenses after expense reductions (f)	0.66	(c)	0.65	0.63	0.63	0.65
Net investment income (loss)	2.93	(c)	4.31	2.48	2.71	3.48
Portfolio turnover	24		27	45	46	54
Net assets at end of period (000 omitted)	$136,631		$92,898	$75,962	$50,344	$2,492

See Notes to Financial Statements

24

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

26

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

27

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,455,402,028	$—	$—	$2,455,402,028
Portugal	187,405,539	—	—	187,405,539
Canada	177,612,632	—	—	177,612,632
Italy	133,572,435	—	—	133,572,435
Spain	115,576,991	—	—	115,576,991
Sweden	108,131,141	—	—	108,131,141
United Kingdom	82,182,155	—	—	82,182,155
China	68,861,294	—	—	68,861,294
Brazil	67,188,089	—	—	67,188,089
Other Countries	284,127,679	62,592,450	—	346,720,129
Mutual Funds	104,043,716	—	—	104,043,716
Total	$3,784,103,699	$62,592,450	$—	$3,846,696,149

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$7,932,649	$—	$7,932,649
Forward Foreign Currency Exchange Contracts – Liabilities	—	(283,783)	—	(283,783)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $23,100,024 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $14,510,720 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring

28

Notes to Financial Statements – continued

after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$7,932,649	$(283,783)

29

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(17,597,559)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(7,411,056)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are

30

Notes to Financial Statements – continued

noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not

31

Notes to Financial Statements – continued

due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $19,717,596. The fair value of the fund’s investment securities on loan and a related liability of $21,129,200 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in

32

Notes to Financial Statements – continued

error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to certain preferred stock treated as debt for tax purposes, partnership adjustments, wash sales loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	10/31/17	10/31/16
Ordinary income (including any short-term capital gains)	$138,993,782	$112,449,974
Long-term capital gains	1,740,039	268,296,478
Total distributions	$140,733,821	$380,746,452

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$3,391,772,389
Gross appreciation	666,949,374
Gross depreciation	(204,376,748)
Net unrealized appreciation (depreciation)	$462,572,626
Undistributed long-term capital gain	14,613,588
Other temporary differences	86,985,954

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/17	Year ended 10/31/16
Class A	$79,134,554	$65,828,401	$—	$154,785,763
Class B	4,981,115	4,130,970	—	13,994,855
Class C	19,770,266	14,786,360	—	49,747,414
Class I	22,401,656	13,542,032	—	29,518,128
Class R1	254,278	193,047	—	607,802
Class R2	2,878,587	2,262,198	—	5,814,941
Class R3	3,906,930	3,256,213	—	7,116,727
Class R4	3,267,838	2,625,833	—	5,454,803
Class R6	4,138,597	2,500,136	—	4,580,829
Total	$140,733,821	$109,125,190	$—	$271,621,262

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period November 1, 2016 through February 27, 2017, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $3 billion	0.60%
In excess of $3 billion	0.55%

The investment adviser had agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $10 billion. This written agreement terminated on February 27, 2017. For the period November 1, 2016 through February 27, 2017,

34

Notes to Financial Statements – continued

the fund’s average daily net assets did not exceed $10 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective February 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%

Effective October 1, 2017, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period October 1, 2017 through October 31, 2017, this management fee reduction amounted to $28,503, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $256,773 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,328,341
Class B	0.75%	0.25%	1.00%	1.00%	1,712,315
Class C	0.75%	0.25%	1.00%	1.00%	6,824,552
Class R1	0.75%	0.25%	1.00%	1.00%	86,487
Class R2	0.25%	0.25%	0.50%	0.50%	423,005
Class R3	—	0.25%	0.25%	0.25%	267,873
Total Distribution and Service Fees					$14,642,573

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2017, this rebate amounted to $47,571, $990, $2,546, $59, and $218 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

35

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2017, were as follows:

Amount
Class A	$7,903
Class B	283,682
Class C	29,708

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2017, the fee was $561,087, which equated to 0.0140% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,181,190.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,016 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,432 at October 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

36

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $7,574 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 98,756 shares of Class I for an aggregate amount of $1,751,936.

On March 16, 2017, MFS redeemed 45,165 shares of Class I for an aggregate amount of $863,094.

On September 20, 2017, MFS redeemed 10,149 shares of Class I for an aggregate amount of $208,156.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $852,337 and $15,335,328, respectively. The sales transactions resulted in net realized gains (losses) of $3,359,272.

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $926,494,002 and $1,797,408,836, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,957,655	$189,795,382	17,786,980	$317,732,046
Class B	387,186	7,341,442	853,191	15,042,902
Class C	1,329,414	25,256,099	3,378,411	59,417,580
Class I	18,093,011	345,398,901	11,754,843	215,115,235
Class R1	98,187	1,849,298	166,413	2,972,152
Class R2	787,958	15,025,759	1,436,909	25,801,987
Class R3	1,003,786	19,101,338	2,176,048	39,313,698
Class R4	905,068	17,235,598	1,988,114	36,111,425
Class R6	4,026,494	77,262,344	2,208,898	39,706,478
	36,588,759	$698,266,161	41,749,807	$751,213,503

Shares issued to shareholders in reinvestment of distributions
Class A	4,012,761	$75,432,404	12,397,367	$209,777,837
Class B	231,671	4,306,157	955,736	15,971,548
Class C	916,802	17,068,040	3,253,023	54,384,726
Class I	1,005,791	19,227,860	2,035,049	34,648,447
Class R1	13,687	253,640	47,904	800,808
Class R2	146,369	2,743,012	459,216	7,736,453
Class R3	207,407	3,902,652	612,011	10,370,428
Class R4	163,143	3,084,349	447,306	7,598,567
Class R6	162,517	3,133,571	288,871	4,939,804
	6,860,148	$129,151,685	20,496,483	$346,228,618

Shares reacquired
Class A	(50,064,656)	$(954,003,801)	(50,768,874)	$(910,512,997)
Class B	(3,705,442)	(70,060,687)	(4,594,577)	(83,055,368)
Class C	(11,917,071)	(226,504,305)	(14,808,103)	(264,263,094)
Class I	(13,279,348)	(256,166,648)	(19,364,733)	(343,188,191)
Class R1	(297,873)	(5,619,517)	(221,186)	(3,976,596)
Class R2	(2,094,684)	(40,122,884)	(2,362,413)	(42,491,242)
Class R3	(3,276,213)	(61,756,043)	(2,867,208)	(51,830,199)
Class R4	(1,995,928)	(38,381,000)	(2,824,947)	(51,257,876)
Class R6	(2,541,837)	(48,495,534)	(1,426,694)	(25,994,812)
	(89,173,052)	$(1,701,110,419)	(99,238,735)	$(1,776,570,375)

38

Notes to Financial Statements – continued

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(36,094,240)	$(688,776,015)	(20,584,527)	$(383,003,114)
Class B	(3,086,585)	(58,413,088)	(2,785,650)	(52,040,918)
Class C	(9,670,855)	(184,180,166)	(8,176,669)	(150,460,788)
Class I	5,819,454	108,460,113	(5,574,841)	(93,424,509)
Class R1	(185,999)	(3,516,579)	(6,869)	(203,636)
Class R2	(1,160,357)	(22,354,113)	(466,288)	(8,952,802)
Class R3	(2,065,020)	(38,752,053)	(79,149)	(2,146,073)
Class R4	(927,717)	(18,061,053)	(389,527)	(7,547,884)
Class R6	1,647,174	31,900,381	1,071,075	18,651,470
	(45,724,145)	$(873,692,573)	(36,992,445)	$(679,128,254)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $29,059 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Dynegy, Inc.*	6,321,005	216,845	(2,424,537)	4,113,313
MFS Institutional Money Market Portfolio	121,487,367	710,766,524	(749,339,375)	82,914,516
NRG Yield, Inc., “A” *	1,824,899	—	(253,123)	1,571,776

39

Notes to Financial Statements – continued

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
Dynegy, Inc.*	$(51,645,385)	$—	$—	$4,326,511	$—
MFS Institutional Money Market Portfolio	236	55	—	536,245	82,914,516
NRG Yield, Inc., “A” *	(1,822,812)	—	—	1,884,528	—
	$(53,467,961)	$55	$—	$6,747,284	$82,914,516

*	No longer considered an affiliated issuer as of period end.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and

Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2017

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	JPMorgan Chase Bank, NA
111 Huntington Avenue	4 Metrotech Center
Boston, MA 02199-7618	New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Ernst & Young LLP
111 Huntington Avenue	200 Clarendon Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Manager(s)
Claud Davis
Maura Shaughnessy
Scott Walker

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

49

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS, effective October 1, 2017, has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,444,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 90.73% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Effective January 1, 2018, Mr. Kavanaugh will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2017 and 2016, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Global Equity Fund	50,088	48,653
MFS Global Total Return Fund	58,434	56,755
MFS Utilities Fund	45,814	44,503

Total	154,336	149,911

For the fiscal years ended October 31, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	10,019	9,409	1,755	1,856
To MFS Global Total Return Fund	0	0	12,538	10,697	1,565	1,606
To MFS Utilities Fund	0	0	14,834	8,678	2,513	3,184
Total fees billed by E&Y To above Funds	0	0	37,391	28,784	5,833	6,646

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,603,983	1,612,499	0	0	101,450	116,023
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,603,983	1,612,499	0	0	101,450	116,023
To MFS and MFS Related Entities of MFS Utilities Fund*	1,603,983	1,612,499	0	0	101,450	116,023

	Aggregate fees for non-audit services:
	2017	2016
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	1,849,207	1,865,387
To MFS Global Total Return Fund, MFS and MFS Related Entities#	1,851,536	1,866,425
To MFS Utilities Fund, MFS and MFS Related Entities#	1,854,780	1,865,984

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2017

*	Print name and title of each signing officer under his or her signature.